                           SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

      NEW ENGLAND FUNDS TRUST I, NEW ENGLAND FUNDS TRUST II, NEW ENGLAND
         CASH MANAGEMENT TRUST and NEW ENGLAND TAX EXEMPT MONEY MARKET
                                     TRUST
--------------------------------------------------------------------------------
             (Name of each Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     -------------------------------------------------------------------------

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

--------------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

               NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
                           NEW ENGLAND BALANCED FUND
                         NEW ENGLAND BOND INCOME FUND
                        NEW ENGLAND CAPITAL GROWTH FUND
            NEW ENGLAND CASH MANAGEMENT TRUST--MONEY MARKET SERIES
           NEW ENGLAND CASH MANAGEMENT TRUST--U.S. GOVERNMENT SERIES
                    NEW ENGLAND GOVERNMENT SECURITIES FUND
                            NEW ENGLAND GROWTH FUND
                     NEW ENGLAND GROWTH OPPORTUNITIES FUND
                         NEW ENGLAND HIGH INCOME FUND
           NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK
                     NEW ENGLAND INTERNATIONAL EQUITY FUND
                 NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
                NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
                        NEW ENGLAND STAR ADVISERS FUND
                       NEW ENGLAND STRATEGIC INCOME FUND
                      NEW ENGLAND TAX EXEMPT INCOME FUND
                   NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST
                            NEW ENGLAND VALUE FUND

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                            December 28, 1995

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the New England Funds listed above (the "Funds") will be held at the offices of New England Funds, L.P., 399 Boylston Street, 4th floor, Boston, Massachusetts 02116, on December 28, 1995 at 11:00 a.m. (Boston time), for the following purposes:

   With respect to each Fund:

     1. To approve or disapprove new investment advisory arrangements to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger. (See page 5 of the attached Proxy Statement for a summary and page 9 for more detailed information.)

   With respect to each Fund except New England Growth Fund, New England International Equity Fund and New England Strategic Income Fund:

     2. To approve or disapprove a new Advisory Agreement between the Fund and New England Funds Management, L.P. ("NEFM"); and

     3. To approve or disapprove a related Sub-Advisory Agreement between NEFM and such Fund's current investment adviser (in the case of New England Growth Opportunities Fund, between NEFM and the Fund's current sub-adviser, and in the case of New England Star Advisers Fund, separate Sub-Advisory Agreements between NEFM and the Fund's four current sub-advisers). (See page 6 of the attached Proxy Statement for a summary and page 13 for more detailed information.)

   With respect to New England International Equity Fund only:

     4. To approve or disapprove a new Advisory Agreement between the Fund and NEFM;

     5. To approve or disapprove a related Sub-Advisory Agreement between NEFM and Draycott Partners, Ltd. ("Draycott"), the Fund's current investment adviser, to be effective upon the sale of Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings"); and

     6. To approve or disapprove a new Sub-Advisory Agreement between NEFM and Draycott, to be effective upon the acquisition of the business of Cursitor Holdings and Cursitor-Eaton Asset Management Company by Alliance Capital Management L.P. (See page 7 of the attached Proxy Statement for a summary and page 18 for more detailed information.)

   With respect to New England Growth Fund only:

     7. To approve or disapprove authorization to issue multiple classes of shares of the Fund. (See page 8 of the attached Proxy Statement for a summary and page 24 for more detailed information.)

   With respect to New England Bond Income, New England High Income and New England Massachusetts Tax Free Income Funds only:

     8. To approve or disapprove changes in each Fund's fundamental investment restrictions, in order to permit each Fund to engage in transactions in options and futures contracts (and, in the case of New England Bond Income Fund only, currency forward contracts). (See page 8 of the attached Proxy Statement for a summary and page 26 for more detailed information.)

   With respect to New England Massachusetts Tax Free Income Fund only:

     9. To approve or disapprove a change in the Fund's fundamental investment policies, in order to permit the Fund, under normal market conditions, to invest up to 20% of its net assets in securities that produce income that is subject to the regular federal income tax, the Massachusetts personal income tax or the federal alternative minimum tax. (See page 9 of the attached Proxy Statement for a summary and page 30 for more detailed information.)

   With respect to New England Tax Exempt Income Fund only:

    10. To approve or disapprove the elimination of the Fund's fundamental investment policy that requires that it normally invest at least 80% of its net assets in tax exempt bonds the income from which is not subject to the federal alternative minimum tax. (See page 9 of the attached Proxy Statement for a summary and page 31 for more detailed information.)

   With respect to each Fund:

    11. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                         By order of the President,

                                      ROBERT P. CONNOLLY, Secretary

November 17, 1995

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

-------------------------------------------------------------------------------

 PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT
     THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

               NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
                           NEW ENGLAND BALANCED FUND
                         NEW ENGLAND BOND INCOME FUND
                        NEW ENGLAND CAPITAL GROWTH FUND
            NEW ENGLAND CASH MANAGEMENT TRUST--MONEY MARKET SERIES
          NEW ENGLAND CASH MANAGEMENT SERIES--U.S. GOVERNMENT SERIES
                    NEW ENGLAND GOVERNMENT SECURITIES FUND
                            NEW ENGLAND GROWTH FUND
                     NEW ENGLAND GROWTH OPPORTUNITIES FUND
                         NEW ENGLAND HIGH INCOME FUND
           NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK
                     NEW ENGLAND INTERNATIONAL EQUITY FUND
                 NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
                NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
                        NEW ENGLAND STAR ADVISERS FUND
                       NEW ENGLAND STRATEGIC INCOME FUND
                      NEW ENGLAND TAX EXEMPT INCOME FUND
                   NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST
                            NEW ENGLAND VALUE FUND

                                PROXY STATEMENT

  Each of the funds listed above (each a "Fund") is a portfolio of New England Funds Trust I, New England Funds Trust II, New England Cash Management Trust or New England Tax Exempt Money Market Trust (the "Trusts"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Trusts for use at the Special Meeting of Shareholders of the Funds to be held at the offices of New England Funds, L.P. (the "Distributor"), 399 Boylston Street, 4th floor, Boston, Massachusetts 02116, on December 28, 1995 at 11:00 a.m. (Boston time), and at any adjournment or adjournments thereof (the "Meeting"). This statement and its enclosures are being mailed to shareholders of the Funds beginning on or about November 20, 1995. Shareholders of each Fund may obtain a copy of that Fund's most recent annual report to shareholders (and any more recent semi-annual report) without charge by writing to the Distributor at the above address or by calling (800) 225-5478.

  This Proxy Statement consists of eight parts.

  PART I contains general information relating to the Meeting and a summary of the matters being proposed for shareholder consideration at the Meeting. Part I is intended to give shareholders a concise overview of the matters to be voted on at the Meeting.

  PART II contains information relating to the merger (the "Merger") of New England Mutual Life Insurance Company ("The New England") into

Metropolitan Life Insurance Company ("Metropolitan Life"). The Merger is being treated, for purposes of the Investment Company Act of 1940 (the "1940 Act"), as a change of control of (1) New England Investment Companies, L.P. ("NEIC") and its subsidiary firms, and (2) Capital Growth Management Limited Partnership ("CGM"). NEIC serves as investment adviser to New England Star Advisers Fund, and subsidiaries of NEIC serve as advisers or sub-advisers to all of the Funds except New England Growth Fund. The New England owns a controlling interest in NEIC. After the Merger, this interest will be owned directly or indirectly by Metropolitan Life. NEIC owns a majority limited partnership interest in CGM, which serves as adviser to New England Growth Fund. Under the 1940 Act, a change of control of NEIC, its subsidiaries and CGM constitutes an "assignment" (as defined in the 1940 Act) of the agreements under which those firms serve as advisers or sub-advisers to the Funds, and results in the automatic termination of those agreements, effective at the time of the Merger. The Trustees have approved, and recommend that the shareholders of each Fund approve, a new Advisory Agreement (and, for Funds that have Sub-Advisory Agreements in effect prior to the Merger, new Sub-Advisory Agreements). These proposed new agreements would be identical, except for their dates, to the agreements in effect immediately prior to the Merger, and would take effect at the time of the Merger. As a result, the Funds' advisers and sub-advisers would continue to perform advisory and sub-advisory services for the Funds after the Merger, on the same terms as are in effect immediately before the Merger.

  PART III contains information relating to the proposed restructuring and/or standardization of the advisory arrangements for 17 of the Funds. Under the proposed restructuring, New England Funds Management, L.P. ("NEFM") would become the adviser of 16 of these Funds, and, except in the case of New England Star Advisers Fund, the firm that currently acts as adviser for the Fund would become the Fund's sub-adviser. As sub-adviser, the Fund's current adviser would continue to provide day-to-day portfolio management services to the Fund, under the oversight of NEFM and the Trustees. NEFM would conduct the day-to-day administration of the Fund's affairs (other than portfolio management). (In the case of New England Star Advisers Fund, the proposed restructuring would simply involve substituting NEFM for NEIC as the Fund's adviser; the Fund's four current sub-advisers would remain as sub-advisers, under NEFM's and the Trustees' oversight. In the case of New England Growth Opportunities Fund, restructured advisory and sub-advisory arrangements are already in effect, and it is proposed only to modify the termination provisions and the standard of liability that applies to NEFM's and the sub-adviser's provision of services to the Fund, so that they will be the same as for the other Funds.) The proposed restructuring and standardization do not apply to New England Strategic Income Fund (which already has similar arrangements in place with NEFM and a sub-adviser), or to New England Growth Fund.

  PART IV contains information concerning proposed changes in the investment advisory arrangements for New England International Equity Fund.

These changes include a proposed restructuring of advisory arrangements similar to that relating to other Funds described in Part III, and the approval of new Sub-Advisory Agreements to take effect upon certain expected changes in the ownership of Draycott Partners, Ltd. ("Draycott"), which currently serves as the Fund's adviser and is proposed to become the Fund's sub-adviser.

  PART V contains information concerning a proposal to authorize the issuance of multiple classes of shares of New England Growth Fund.

  PART VI contains information concerning proposed changes in investment policies or restrictions for four of the Funds (New England Bond Income Fund, New England High Income Fund, New England Massachusetts Tax Free Income Fund and New England Tax Exempt Income Fund).

  PART VII contains additional information about the Funds' current advisory and sub-advisory arrangements, the proposed new advisory and sub-advisory arrangements for the Funds affected by Proposals 2-6, the Funds' advisers and sub-advisers and certain brokerage matters. Shareholders should review this information in conjunction with their consideration of the proposals described in Parts II, III and IV of this Proxy Statement.

  PART VIII contains certain additional information about the conduct of the Meeting, ownership of Fund shares as of the record date for the Meeting and miscellaneous other matters.

I. GENERAL

  The following table summarizes which of the Proposals described in this Proxy Statement relate to which of the Funds:

                                                          RELEVANT SECTIONS OF
           PROPOSAL                 RELEVANT FUND(S)      THIS PROXY STATEMENT
           --------                 ----------------      --------------------
    1. New investment advisory  All Funds                       II, VII
       arrangements, to be
       effective at the time
       of the Merger.
 2, 3. New Advisory Agreement   All Funds except New            III, VII
       with NEFM and related    England Growth Fund,
       Sub-Advisory Agreement   New England International
       between NEFM and the     Equity Fund and New
       Fund's current adviser   England Strategic
       (or sub-adviser(s), in   Income Fund
       the case of New England
       Growth Opportunities
       Fund and New England
       Star Advisers Fund).
 4, 5. New Advisory Agreement   New England                     IV, VII
       with NEFM and related    International Equity Fund
       Sub-Advisory Agreement
       between NEFM and
       Draycott, to be
       effective upon a change
       in ownership of
       Draycott.
    6. Sub-Advisory Agreement   New England                     IV, VII
       with Draycott, to be     International Equity Fund
       effective at the time
       of a further change in
       ownership of Draycott.
    7. Authorization to issue   New England Growth Fund         V
       multiple classes of
       shares.
    8. Changes in investment    New England Bond Income         VI(A)
       restrictions to permit   Fund, New England High
       transactions in          Income Fund and New
       options, futures         England Massachusetts
       contracts and (for New   Tax Free Income Fund
       England Bond Income
       Fund only) currency
       forward contracts.
    9. Change in investment     New England                     VI(B)
       policies relating to     Massachusetts Tax Free
       investments that         Income Fund
       produce income subject
       to regular federal
       income tax,
       Massachusetts personal
       income tax or the
       federal alternative
       minimum tax.
   10. Elimination of           New England Tax Exempt          VI(C)
       fundamental investment   Income Fund
       policy relating to
       investment in tax
       exempt bonds.

  Each Fund's shareholders of record on October 31, 1995 (the "Record Date") are entitled to one vote for each share of beneficial interest of the Fund held as of that date. Shareholders of each Fund vote only on the proposals that apply to that Fund. Information about the number of shares outstanding on the Record Date and certain shareholders is set forth in Part VIII of this Proxy Statement.

  Timely, properly executed proxies will be voted as you instruct. If you return your proxy card and no choice is indicated, your shares will be voted in favor of the proposals relating to your Fund set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trusts, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The portion of the costs of solicitation of proxies that is allocable to Proposals 1-6 will be borne by one or more of The New England, NEIC, NEFM, the Distributor, Draycott, Metropolitan Life or their affiliates, and not by the Funds. The portion of such costs that is allocable to Proposals 7, 8, 9 and 10 will be borne by the four Funds to which those Proposals apply. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Funds and employees of The New England, the Distributor (which is the Funds' principal underwriter), NEFM, New England Securities Corporation ("NESCO") and the Funds' advisers and sub-advisers. The firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies, at a cost not expected to exceed $270,000 plus reimbursement of the firm's out-of-pocket expenses.

SUMMARY OF PROPOSALS

PROPOSAL 1--APPROVAL OF NEW ADVISORY ARRANGEMENTS FOR EACH FUND, TO BE
             EFFECTIVE AT THE TIME OF THE MERGER.

  As explained above, the Merger of The New England into Metropolitan Life is being treated, for purposes of the 1940 Act, as a change of control of CGM, NEIC and NEIC's subsidiaries that serve as advisers and sub-advisers to the Funds. The Merger will thus result in the automatic termination, at the time of the Merger, of all of the Funds' Advisory and Sub-Advisory Agreements. Proposal 1 seeks shareholder approval of new Advisory Agreements for each Fund (including new Sub-Advisory Agreements for those Funds that have Sub-Advisory Agreements in effect immediately before the Merger), to be effective at the time of the Merger. For each Fund, the proposed new agreement(s) would be in substance identical to the agreement(s) in effect with respect to such Fund immediately before the Merger. THE EFFECT OF PROPOSAL 1 IS TO PERMIT THE FUNDS TO CONTINUE TO OPERATE, FOLLOWING THE MERGER, UNDER ARRANGEMENTS SUBSTANTIALLY IDENTICAL TO THOSE THAT ARE IN EFFECT IMMEDIATELY BEFORE THE MERGER. PROPOSAL 1 WILL NOT RESULT IN ANY CHANGE IN THE IDENTITY OF THE FIRMS OR PERSONNEL PROVIDING ADVISORY OR SUB-ADVISORY SERVICES TO THE FUNDS, OR IN THE FEE RATES PAYABLE BY THE FUNDS. For each Fund, the advisory arrangements in effect will be either (1) the arrangements that are currently in effect (the "Existing Advisory Arrangements") or (2) any new arrangements that are approved at the Meeting and take effect before the Merger. Part VII of this Proxy Statement describes the Existing Advisory Arrangements for each Fund. Parts III and IV of this Proxy Statement describe proposed changes in the Existing Advisory Arrangements for most of the Funds. The changes proposed in Parts III and IV are unrelated to the Merger, and, if approved by shareholders at the Meeting, are expected to be put into effect whether or not the Merger occurs. The Merger is currently expected to occur no earlier than the first calendar quarter of 1996.

PROPOSALS 2 AND 3--NEW ADVISORY AGREEMENT WITH NEFM AND RELATED SUB- ADVISORY
                     AGREEMENT(S) (FOR ALL FUNDS EXCEPT NEW ENGLAND GROWTH FUND, NEW ENGLAND INTERNATIONAL EQUITY FUND AND NEW ENGLAND STRATEGIC INCOME FUND).

  Proposals 2 and 3 relate to a proposed restructuring and standardization of the Existing Advisory Arrangements for a number of the Funds. Under the Existing Advisory Arrangements for many of these Funds, an investment advisory subsidiary of NEIC is responsible, under an Advisory Agreement with the Fund, for providing both portfolio management and general administrative services for the Fund. Each investment adviser provides portfolio management services to the Fund, but has elected to delegate responsibility for the Fund's administrative affairs to the Distributor or its affiliate, NESCO. In the case of New England Star Advisers Fund, NEIC itself is the Fund's investment adviser, but has delegated day-to-day portfolio management responsibilities to four sub-advisers, and day-to-day administrative responsibilities to the Distributor. In the case of New England Adjustable Rate U.S. Government Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York, a NEIC subsidiary acts as investment adviser, and the Distributor provides administrative services under a separate agreement with the Fund. In the case of New England Growth Opportunities Fund, NEFM acts as the Fund's adviser, but has delegated day-to-day portfolio management responsibilities to a NEIC subsidiary as sub-adviser.

  Under the proposed restructuring, each Fund would enter into a new Advisory Agreement with NEFM (Proposal 2). NEFM, in turn, would enter into a new Sub-Advisory Agreement with the firm that currently acts as the Fund's investment adviser (or, in the case of New England Growth Opportunities Fund, a new Sub-Advisory Agreement with the firm that currently acts as the Fund's sub-adviser and, in the case of New England Star Advisers Fund, new Sub-Advisory Agreements with each of the four firms that currently act as the Fund's sub-advisers) (Proposal 3). NEFM is a recently organized subsidiary of NEIC that is intended to provide centralized coordination and oversight of the affairs and operations of the New England Funds. The proposed restructuring would give NEFM overall advisory and administrative responsibility for all of the affected Funds, while continuing the responsibilities of the Funds' current advisers (sub-adviser(s), in the case of New England Growth Opportunities Fund and New England Star Advisers Fund) with respect to the Funds' day-to-day portfolio management.

  The proposed restructuring will not result in any changes in the investment objectives or policies of the Funds, or the personnel that are currently responsible for the Funds' day-to-day investment operations. Furthermore, the fee rates payable by the Funds under the new arrangements would be exactly the same as the aggregate rates under their existing advisory and administrative services agreements. In the case of several of the Funds, however (New England Adjustable Rate U.S. Government Fund, New England Cash Management Trust--Money Market Series, New England Cash Management Trust--U.S. Government Series, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund and New England Tax Exempt Money Market Trust), the proposed new arrangements would shift certain legal and accounting expenses from the Fund's current investment adviser to the Fund. For these nine Funds, therefore, the restructuring would result in an increase (estimated at between 0.01% and 0.19% of each Fund's average net assets annually) in Fund operating expenses. The effect of these increases and certain voluntary fee waivers is illustrated in Appendix A to this Proxy Statement. In the case of New England Growth Opportunities Fund, the purpose of the proposed new arrangements is simply to conform the termination provisions and the standard of liability in the Fund's Advisory and Sub-Advisory Agreements to those that are currently in effect for most of the other Funds and will be in effect for all of the other Funds assuming the proposed restructuring is effected.

  The proposed new advisory and sub-advisory arrangements, if approved by shareholders, are expected to be put into effect on January 1, 1996, or as soon thereafter as is practicable.

PROPOSALS 4, 5 AND 6--NEW ADVISORY AND SUB-ADVISORY AGREEMENTS FOR NEW ENGLAND
                        INTERNATIONAL EQUITY FUND.

  Draycott has served as the investment adviser for New England International Equity Fund since that Fund's inception in 1992. NEIC, which owns all of the stock of Draycott, has recently entered into an agreement to sell the stock to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings"). Under the 1940 Act, this sale will constitute a change in control of Draycott and will result in the automatic termination of the Fund's Advisory Agreement with Draycott. The Trustees have determined that it is desirable to retain Draycott, as sub-adviser, to manage the Fund's investment portfolio following Cursitor Holdings' acquisition of Draycott. For the same reasons that the Trustees are proposing the restructuring of investment advisory arrangements for most of the other Funds (see "Proposals 2 and 3" immediately above and Part III of this Proxy Statement), the Trustees are proposing that the Fund enter into a new Advisory Agreement with NEFM (Proposal 4), and that NEFM enter into a new Sub-Advisory Agreement with Draycott (Proposal 5), both concurrently with the acquisition of Draycott by Cursitor Holdings. This new Advisory Agreement would combine in a single agreement the responsibilities for both investment management and general administration, which are currently the subject of separate agreements. Under the new Advisory Agreement, NEFM would have overall advisory and administrative responsibility for the Fund, and would oversee the portfolio management services provided by Draycott as sub-adviser pursuant to the new Sub-Advisory Agreement. The fee rate payable by the Fund under the new arrangements would be the same as the combined investment management and administration fee payable by the Class A, B and C shares of the Fund, but would represent a small increase (0.05% annually of average daily net assets) for the Fund's Class Y shares.

  Shortly after the acquisition of Draycott's stock by Cursitor Holdings, Cursitor Holdings itself is expected to enter into a transaction with Alliance Capital Management L.P., as described more fully in Part IV(B) of this Proxy Statement. This transaction will constitute a change in control of Draycott and will result in the automatic termination of the proposed Sub-Advisory Agreement between NEFM and Draycott. To permit Draycott to continue to act as sub-adviser following this second change of control, the Trustees are proposing a new Sub-Advisory Agreement, to take effect at the time of the second change of control (Proposal 6). The new Sub-Advisory Agreement would be identical in substance to the Sub-Advisory Agreement that would be in effect immediately before the second change of control.

  PROPOSALS 4, 5 AND 6 WOULD NOT RESULT IN ANY CHANGE IN THE FUND'S INVESTMENT OBJECTIVE OR POLICIES OR IN THE PERSONNEL RESPONSIBLE FOR THE FUND'S DAY-TO-DAY PORTFOLIO MANAGEMENT.

PROPOSAL 7--AUTHORIZATION OF MULTIPLE CLASSES OF SHARES FOR NEW ENGLAND GROWTH
             FUND.

  All of the stock and bond Funds in the New England Funds group currently issue two or more different classes of shares, with the exception of New England Growth Fund. The ability to issue multiple classes of shares permits funds to offer investors a choice among different sales load and shareholder servicing arrangements. The Trustees believe that it is desirable and appropriate for New England Growth Fund to have the same flexibility in this regard as the other stock and bond Funds already have.

PROPOSAL 8--CHANGES IN INVESTMENT RESTRICTIONS OF NEW ENGLAND BOND INCOME, NEW
             ENGLAND HIGH INCOME AND NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUNDS.

  As more fully described in Part VI(A) of this Proxy Statement, the Trustees are proposing certain changes in the investment restrictions of New England Bond Income, New England High Income and New England Massachusetts Tax Free Income Funds, at the recommendation of these Funds' investment adviser. These changes would permit these Funds to buy and sell futures contracts on securities and securities indexes and to write, purchase or sell put or call options on securities and on such futures contracts or indexes and, in the case of New England Bond Income Fund, to enter into currency forward contracts.

PROPOSAL 9--CHANGE IN INVESTMENT POLICIES FOR NEW ENGLAND MASSACHUSETTS TAX
             FREE INCOME FUND.

  New England Massachusetts Tax Free Income Fund currently operates under investment policies that provide in substance that, under normal market conditions, at least 90% of the Fund's income distributions will be exempt from federal income tax and Massachusetts personal income taxes, and from the federal alternative minimum tax. As more fully described in Part VI(B) of this Proxy Statement, it is proposed to replace these policies with a policy that, under normal market conditions, no more than 20% of the Fund's assets will be invested in investments that produce income subject to regular federal income tax, Massachusetts personal income taxes or the federal alternative minimum tax.

PROPOSAL 10--ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY FOR NEW ENGLAND TAX
               EXEMPT INCOME FUND.

  New England Tax Exempt Income Fund currently has an investment policy that requires the Fund, under normal market conditions, to invest at least 80% of its net assets in tax exempt bonds the income from which is not subject to the federal alternative minimum tax. This policy is a "fundamental" policy, which means that it cannot be changed or eliminated without a vote of the Fund's shareholders. As more fully described in Part VI(C) of this Proxy Statement, it is proposed to eliminate this fundamental policy, and replace it with a non-fundamental policy that will require the Fund, under normal market conditions, to invest at least 80% of its total assets in municipal securities (including securities the income from which is subject to the federal alternative minimum tax).

II. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY ARRANGEMENTS TO BE EFFECTIVE AT THE TIME OF THE MERGER (ALL FUNDS)

  The Trustees of the Trust unanimously recommend that the shareholders of each Fund vote to approve new investment advisory arrangements for the Fund, to be effective at the time of the Merger. The new arrangements would be substantially identical to the arrangements in effect for each Fund immediately prior to the time of the Merger. As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of CGM, NEIC and NEIC's subsidiary firms that serve as advisers or sub-advisers to the Funds. The 1940 Act provides that such a change in control constitutes an "assignment" of the Advisory and Sub-Advisory Agreements under which CGM, NEIC and NEIC's subsidiaries provide advisory and sub-advisory services to the Funds. The 1940 Act further provides that such an "assignment" will result in the automatic termination of those agreements, at the time of the Merger. (In the case of New England Star Advisers Fund, three firms that are unaffiliated with NEIC (as well as one NEIC subsidiary) serve as sub-advisers under Sub-Advisory Agreements with NEIC, which is the Fund's adviser. The Merger does not constitute a change in control of these unaffiliated sub-advisers, but their Sub-Advisory Agreements with NEIC provide that they terminate automatically upon any termination of the Advisory Agreement between the Fund and NEIC. Because the Merger will result in the automatic termination of the Advisory Agreement between the Fund and NEIC, it will also result in the termination of these Sub-Advisory Agreements with unaffiliated sub-advisers.)

  THE MERGER. In August 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur earlier than the first calendar quarter of 1996.

  NEIC is organized as a limited partnership. NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. The address of The New England is 501 Boylston Street, Boston, Massachusetts 02116. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interest in NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of this limited partnership interest. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc. The following wholly-owned subsidiaries of NEIC serve as advisers or sub-advisers of various Funds: Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Back Bay Advisors, L.P. ("Back Bay Advisors"), Westpeak Investment Advisors, L.P. ("Westpeak") and Draycott. NEIC also owns a majority limited partnership interest in CGM. The New England's current ownership interest, through NEIC, in these subsidiaries and in CGM would become indirectly owned by Metropolitan Life as a result of the Merger. (As explained in Part IV of this Proxy Statement, however, NEIC has entered into an agreement to sell Draycott to Cursitor Holdings, a company unaffiliated with The New England or Metropolitan Life. This sale is currently expected to occur before the Merger, in which case Metropolitan Life would not become the indirect owner of any equity interest in Draycott as a result of the Merger.)

  Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act with respect to the Trusts. Section 15(f) provides that an investment adviser to a registered investment company (such as each Trust), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

    (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the composition of the Trusts' Boards of Trustees.

  INFORMATION ABOUT METROPOLITAN LIFE. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual fund, institutional and other investment advisory clients. The address of Metropolitan Life is One Madison Avenue, New York, New York 10010.

  TRUSTEES' RECOMMENDATION. The Trustees unanimously recommend that shareholders approve new investment advisory arrangements for the Funds, to be effective at the time of the Merger. These new arrangements will be substantially identical to the arrangements in effect immediately before the Merger. (The only difference will be that the new arrangements will be set forth in Advisory and Sub-Advisory Agreements dated the date of the Merger, whereas the arrangements in effect prior to the Merger are set forth in Advisory and Sub-Advisory Agreements that bear earlier dates.) The proposed new arrangements will be substantially identical to the Funds' Existing Advisory Arrangements (which are described in Part VII of this Proxy Statement), except in the cases of those Funds that have instituted, prior to the Merger, the proposed restructuring of advisory arrangements described in Parts III and IV of this Proxy Statement. (The proposed restructuring is unrelated to the Merger and is intended to take effect, if approved by Fund shareholders, regardless of whether the Merger occurs.)

  In coming to the recommendation set forth above, the Trustees reviewed extensive information about the Funds, their advisers and sub-advisers, NEIC and Metropolitan Life. The Trustees also considered the policies of each adviser and sub-adviser with respect to the placing of portfolio transactions for the Funds with brokers or dealers who furnish brokerage and research services to the advisers and sub-advisers. (Those policies are described in Part VII of this Proxy Statement.)

  The Trustees noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of NEIC and of NEIC's subsidiaries that act as advisers or sub-advisers for the Funds. The Merger may also constitute a change in control of CGM, the adviser to New England Growth Fund. (NEIC owns a majority limited partnership interest in CGM.) To avoid any uncertainty over whether the Advisory Agreement between New England Growth Fund and CGM would be deemed to terminate with the change of control of NEIC, it is proposed (and the Trustees recommend) that shareholders approve a new Advisory Agreement for New England Growth Fund, identical, except for its date, to the existing agreement, to be effective at the time of the Merger.

  Although the Merger is being treated as a change in control of NEIC and CGM and of the Funds' advisers and sub-advisers that are subsidiaries of NEIC, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC, CGM or the Funds' advisers and sub-advisers that are subsidiaries of NEIC. NEIC has indicated that each adviser and sub-adviser affiliated with NEIC will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of the advisers and sub-advisers.

  The Trustees accordingly concluded that it is appropriate and desirable for the Funds to continue, after the Merger, to operate under substantially the same investment advisory and sub-advisory arrangements as are in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of each Fund, the approval of that Fund's shareholders, by vote of the lesser of (1) 67% of the shares of that Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or
(2) more than 50% of the outstanding shares of the Fund.

  The Trustees unanimously recommend that the shareholders of each Fund vote in favor of Proposal 1, in order that the Funds may continue to receive investment advisory and sub-advisory services following the Merger, on the same basis as before the Merger.

  If the shareholders of any Fund do not approve Proposal 1, the Advisory and any Sub-Advisory Agreement(s) relating to that Fund will terminate at the time of the Merger, and the Trustees will consider such alternative actions as are in the best interest of that Fund.

III. APPROVAL OR DISAPPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS (ALL FUNDS EXCEPT NEW ENGLAND GROWTH FUND, NEW ENGLAND INTERNATIONAL EQUITY FUND AND NEW ENGLAND STRATEGIC INCOME FUND)

  Proposals 2 and 3 relate to the proposed restructuring and/or standardization of the management arrangements for certain Funds.

  Two of the Funds currently employ NEFM as adviser. In these two cases, NEFM has delegated day-to-day portfolio management responsibility to another firm that acts as sub-adviser to the Fund. The two Funds that currently employ this adviser/sub-adviser structure are New England Growth Opportunities Fund and New England Strategic Income Fund. A third Fund--New England Star Advisers Fund--currently employs NEIC as adviser, with day-to-day portfolio management responsibilities delegated to four different sub-advisers, each of which is responsible for a separate segment of the Fund's portfolio. Each of the 17 other Funds in the New England Funds group currently employs an investment adviser directly. These Funds and their advisers are listed in the following table:

    FUND                                                         ADVISER
    ----                                                         -------
New England Adjustable Rate U.S. Government Fund           Back Bay Advisors
New England Balanced Fund                                  Loomis Sayles
New England Bond Income Fund                               Back Bay Advisors
New England Capital Growth Fund                            Loomis Sayles
New England Cash Management Trust--Money Market Series     Back Bay Advisors
New England Cash Management Trust--U.S. Government Series  Back Bay Advisors
New England Government Securities Fund                     Back Bay Advisors
New England Growth Fund                                    CGM
New England High Income Fund                               Back Bay Advisors
New England Intermediate Term Tax Free Fund of California  Back Bay Advisors
New England Intermediate Term Tax Free Fund of New York    Back Bay Advisors
New England International Equity Fund                      Draycott
New England Limited Term U.S. Government Fund              Back Bay Advisors
New England Massachusetts Tax Free Income Fund             Back Bay Advisors
New England Tax Exempt Income Fund                         Back Bay Advisors
New England Tax Exempt Money Market Trust                  Back Bay Advisors
New England Value Fund                                     Loomis Sayles

Although the existing Advisory Agreements obligate the advisers of 13 of these 17 Funds to provide certain administrative services, as well as portfolio management services, the advisers have in every such case elected to delegate their administrative functions to either the Distributor or its affiliate, NESCO. In the case of four of the Funds listed in the table above (New England Adjustable Rate U.S. Government Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York and New England International Equity Fund), the adviser is not obligated to provide the Fund with general administrative services, but the Distributor is so obligated under a separate Administrative Services Agreement with the Fund. Thus, in practice, the advisers of all 17 of these Funds are themselves furnishing the Funds with portfolio management services only, while the Distributor or NESCO is furnishing administrative services.

  PROPOSED RESTRUCTURING. The Trustees are now proposing to restructure and standardize the contractual terms of the investment advisory arrangements for most of the Funds. Under the proposed restructuring, NEFM would become the investment adviser for all of the Funds listed in the table in the preceding paragraph, in addition to the two Funds for which it already acts as adviser (New England Growth Opportunities Fund and New England Strategic Income Fund). Day-to-day portfolio management for each of these Funds would continue to be provided by the same firms, and the same personnel, as currently. These firms would perform these portfolio management services under Sub-Advisory Agreements with NEFM, and would operate under the oversight of NEFM and the Trustees of the Trusts. (One Fund, New England Growth Fund, would continue to receive advisory services directly from its current adviser, CGM, without any involvement by NEFM, although certain administrative services would continue to be provided by the Distributor, under contract with CGM. Personnel of the Distributor who provide these services are in most cases also personnel of NEFM and would provide similar services to the other Funds under the proposed new Advisory Agreements between those Funds and NEFM.)

  The Funds that would be directly affected by the proposed restructuring are New England Adjustable Rate U.S. Government Fund, New England Balanced Fund, New England Bond Income Fund, New England Capital Growth Fund, New England Cash Management Trust--Money Market Series, New England Cash Management Trust--U.S. Government Series, New England Government Securities Fund, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England International Equity Fund, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund, New England Star Advisers Fund, New England Tax Exempt Income Fund, New England Tax Exempt Money Market Trust and New England Value Fund. New England Growth Opportunities Fund would be affected only in that its Advisory and Sub-Advisory Agreements would be changed to conform the termination provisions in the agreements with those of the other Funds and to subject the adviser and sub-adviser to the same standard of liability (willful misfeasance, bad faith, gross negligence and reckless disregard of obligations and duties) as applies to the advisers of most of the other Funds and as will apply to the advisers and sub-advisers of all of the other Funds, assuming the proposed restructuring is effected. The Funds listed in this paragraph are referred to in this Proxy Statement as the "Affected Funds."

  Proposals 2 and 3 relate to the proposed restructuring and/or standardization of the advisory arrangements for all of the Affected Funds except New England International Equity Fund, which is the subject of Proposals 4 and 5 (see Part IV of this Proxy Statement). In the case of each Affected Fund except New England International Equity Fund, Proposal 2 seeks shareholder approval for the new Advisory Agreement between each Fund and NEFM, under which NEFM would be appointed the Fund's adviser, and Proposal 3 seeks shareholder approval for the related Sub-Advisory Agreement(s) relating to each such Fund.

  In the case of each Affected Fund except New England Growth Opportunities Fund and New England Star Advisers Fund, the restructuring and standardization would take the form of (1) appointing NEFM as the Fund's adviser, in place of the Fund's current adviser, and (2) appointing the Fund's current adviser as sub-adviser, with responsibility for day-to-day portfolio management. In the case of New England Star Advisers Fund, the restructuring would take the form of (1) appointing NEFM as the Fund's adviser, in place of NEIC, and (2) re-appointing the Fund's four current sub-advisers, who would continue to provide the same services as currently, but under the oversight of NEFM (rather than NEIC) and the Trustees. In the case of those Funds with Administrative Services Agreements with the Distributor, such agreements would be terminated because NEFM will provide administrative services to these Funds under the new Advisory Agreements. For these Funds, the advisory fee rate to be paid to NEFM under the new Advisory Agreement is equal to the sum of the advisory fee rate provided in the Fund's existing Advisory Agreement plus the administrative services fee rate provided in the Fund's existing Administrative Services Agreement with the Distributor. In the case of New England Growth Opportunities Fund, no changes in the current structure of the Fund's advisory and sub-advisory arrangements are proposed, but the provisions of the Fund's Advisory and Sub-Advisory Agreements relating to termination of the Agreements and to the standard for determining liability of the adviser and sub-adviser would be changed.

  In addition to establishing the adviser/sub-adviser structure described above, the proposed new Advisory and Sub-Advisory Agreements would effect certain other substantive changes in the advisory arrangements for some of the Funds. First, for six of the Funds (New England Star Advisers Fund, New England Capital Growth Fund, New England High Income Fund, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund and, as noted above, New England Growth Opportunities Fund), the contractual provisions relating to the circumstances in which the advisers or sub-advisers may be liable to the Funds would be changed. See "The New Advisory Agreements and the Existing Advisory Agreements--Other Provisions" in
Part VII of this Proxy Statement. Second, for two of the Funds (New England High Income Fund and New England Massachusetts Tax Free Income Fund), a provision obligating the adviser to bear Fund expenses in excess of 1 1/2% of Fund average annual net assets would be eliminated. See "The New Advisory Agreements and the Existing Advisory Agreements--Services and Fees" in Part VII of this Proxy Statement. The purpose of these changes is to eliminate substantive differences that currently exist between the advisory arrangements for these Funds and those for the other New England Funds.

  Each Fund's investment objective, policies and strategies would be unaffected by the proposed restructuring and standardization of advisory arrangements.

  TRUSTEES' RECOMMENDATION. The Trustees have unanimously approved the proposed new Advisory Agreements with NEFM and the related Sub-Advisory Agreements. In deciding to approve the agreements, the Trustees considered that the 20 Funds within the New England Funds group currently employ a total of 10 different investment management firms (including NEIC and NEFM) as investment advisers or sub-advisers.

  THE TRUSTEES BELIEVE THAT IT IS APPROPRIATE AND DESIRABLE, IN THE INTERESTS OF CONSISTENT, CENTRALIZED MANAGEMENT AND OVERSIGHT OF THE FUNDS' OPERATIONS, TO APPOINT NEFM AS INVESTMENT ADVISER AND ADOPT THE PROPOSED ADVISER/SUB-ADVISER STRUCTURE.

  In voting to approve the proposed arrangements, the Trustees noted that the proposal involves no reduction in the scope of services to be provided to the Affected Funds, and no increase in the fees and expenses to be borne by the Affected Funds, except that in the case of nine Funds, the cost of certain legal and accounting services which is currently borne by these Funds' advisers would be shifted to the Funds themselves. These nine Funds are New England Adjustable Rate U.S. Government Fund, New England Cash Management Trust--Money Market Series, New England Cash Management Trust--U.S. Government Series, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund and New England Tax Exempt Money Market Trust. For these nine Funds, the restructuring would result in an increase (estimated at between 0.01% and 0.19% of each Fund's average net assets annually) in Fund operating expenses. The effect of this shifting of costs for these Funds and certain voluntary fee waivers is illustrated in Appendix A at the end of this Proxy Statement.

  THE PROPOSED NEW ARRANGEMENT WOULD MORE ACCURATELY REFLECT THE FACT THAT THE AFFECTED FUNDS' CURRENT ADVISERS ARE ENGAGED PRIMARILY IN THE

INVESTMENT MANAGEMENT BUSINESS, AND ARE NOT IN THE BUSINESS OF THEMSELVES RENDERING COMPREHENSIVE ADMINISTRATIVE AND GENERAL MANAGEMENT SERVICES TO MUTUAL FUNDS. THE TRUSTEES ALSO BELIEVE IT IS BENEFICIAL TO ADOPT STANDARDIZED FORMS OF ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE FUNDS, IN PLACE OF THE DIFFERING FORMS OF ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS CURRENTLY IN PLACE.

  The Trustees also noted that the firms that currently serve as investment advisers to the Affected Funds, but would become sub-advisers under the proposed restructuring, would receive lower compensation under the proposed Sub-Advisory Agreements than they receive under their existing Advisory Agreements with the Affected Funds. This reduction in compensation reflects, among other things, that, as sub-advisers, these firms would be responsible for providing only portfolio management services to the Affected Funds, and would be relieved of their current responsibilities to provide administrative and general management services to the Affected Funds. The Trustees concluded that the fee rates payable to NEFM by the Funds, and to the sub-advisers by NEFM, under the proposed new agreements are reasonable and appropriate in light of the respective services to be provided and obligations undertaken by those parties under the new agreements.

  In determining to recommend the proposed Sub-Advisory Agreement for each Affected Fund, the Trustees considered the policies of each such Fund's proposed sub-adviser with respect to the placing of portfolio transactions for the Fund with brokers or dealers who furnish brokerage and research services to the proposed sub-advisers. These policies are described in Part VII of this Proxy Statement.

  REQUIRED VOTE. The shareholders of each Affected Fund (other than New England International Equity Fund, which is not the subject of Proposals 2 and
3) vote separately from the shareholders of each other Affected Fund with respect to the new Advisory Agreement (Proposal 2) and Sub-Advisory Agreement(s) (Proposal 3) for that Fund. Although shareholders of each Affected Fund will vote on the proposed Sub-Advisory Agreement(s) separately from the proposed new Advisory Agreement, neither the Sub-Advisory Agreement(s) nor the new Advisory Agreement relating to a Fund will take effect unless shareholders of that Fund approve both Proposal 2 and Proposal 3, i.e., both the Advisory Agreement and the Sub-Advisory Agreement(s). The required vote for each Proposal is the lesser of (1) 67% of the shares of the relevant Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the relevant Fund. If shareholders of any Affected Fund (other than New England International Equity Fund) do not approve both the new Advisory Agreement and new Sub-Advisory Agreement(s) relating to that Fund, the existing Advisory Agreement relating to that Fund (and, in the case of New England Growth Opportunities Fund and New England Star Advisers Fund, the existing Sub-Advisory Agreements) will remain in effect.

  The Trustees unanimously recommend that shareholders of each Affected Fund vote to approve the proposed new Advisory Agreement and Sub-Advisory Agreement(s) relating to that Fund.

IV. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (NEW ENGLAND INTERNATIONAL EQUITY FUND ONLY)

  Proposals 4 and 5 relate, respectively, to a proposed new Advisory Agreement and Sub-Advisory Agreement for New England International Equity Fund, and Proposal 6 relates to another proposed new Sub-Advisory Agreement for New England International Equity Fund, to take effect upon two expected changes of control of Draycott, the Fund's current adviser.

A. PROPOSALS 4 AND 5--NEW ADVISORY AND SUB-ADVISORY AGREEMENTS TO TAKE EFFECT
                        UPON THE SALE OF DRAYCOTT TO CURSITOR HOLDINGS.

  The Fund currently employs Draycott as its investment adviser. Under the proposed new arrangements, NEFM would be the Fund's adviser, and Draycott, as sub-adviser, would continue to be responsible for the day-to-day management of the Fund's investment portfolio. This proposed adviser/sub-adviser structure is similar to the structure currently in effect for three of the Funds, and proposed for adoption by most of the other Funds as described in Part III of this Proxy Statement. The proposed restructuring of the advisory arrangements for New England International Equity Fund (Proposals 4 and 5) is discussed in this Part IV(A), separately from the proposed restructuring of the arrangements for these other Funds, because NEIC has entered into an agreement to sell the stock of Draycott to Cursitor Holdings. This sale will constitute a change in control of Draycott under the 1940 Act, which will terminate the current Advisory Agreement in effect between the Fund and Draycott. Proposal 4 relates to a new Advisory Agreement between the Fund and NEFM, and Proposal 5 relates to a new Sub-Advisory Agreement between NEFM and Draycott, each to take effect upon the acquisition of Draycott by Cursitor Holdings.

  EXISTING ADVISORY ARRANGEMENTS. Draycott currently serves as adviser to the Fund under an Advisory Agreement that obligates Draycott to provide the Fund with portfolio management services, and obligates the Fund to pay Draycott an advisory fee at the annual rate of 0.80% of the first $200 million of the Fund's average daily net assets, 0.75% of the next $300 million of such assets and 0.70% of the excess of such assets over $500 million. The Advisory Agreement also obligates Back Bay Advisors to provide day-to-day cash management services in connection with the Fund's portfolio, for a fee (payable by Draycott) of 0.08% annually of the Fund's average daily net assets. Under a separate Administrative Services Agreement with the Distributor, the Fund pays the Distributor for providing general administrative services, at the annual rate of 0.10% of the average daily net assets attributable to all classes of shares of the Fund except Class Y shares, and 0.05% of the average daily net assets attributable to the Class Y shares. (Class Y shares are available for purchase only by certain institutional investors; the other classes of shares--Classes A, B and C--are available for purchase by the investing public generally.)

  PROPOSED NEW ARRANGEMENTS. The proposed new arrangements would consist of an Advisory Agreement between NEFM and the Fund (Proposal 4), and a related Sub-Advisory Agreement between NEFM and Draycott (Proposal 5). Under the Advisory Agreement, NEFM would be obligated to provide the Fund with the same services that are currently provided under two different agreements (the existing Advisory Agreement and the existing Administrative Services Agreement). The annual rate of the fee payable by the Fund to NEFM under the new Advisory Agreement would be 0.90% of the first $200 million of the Fund's average daily net assets, 0.85% of the next $300 million of such assets and 0.80% of such assets in excess of $500 million. (As of September 30, 1995, the Fund's net assets were $268 million.) Under the new Sub-Advisory Agreement, Draycott would continue to be responsible for the day-to-day portfolio management of the Fund, subject to the oversight of NEFM and the Trustees. Draycott would receive a fee, payable by NEFM, at the annual rate of 0.54% of the first $200 million of the Fund's average daily net assets, 0.49% of the next $300 million of such assets and 0.44% of such assets in excess of $500 million. Draycott, rather than Back Bay Advisors, would be responsible for providing day-to-day cash management services.

  The fee rate payable by the Fund under the proposed new Advisory Agreement is equal to the combined rate currently payable by the Fund under its Advisory Agreement with Draycott and with respect to the Fund's Class A, B and C shares under the Fund's Administrative Services Agreement with the Distributor. The fee rate under the new Advisory Agreement represents a fee increase, for Class Y shareholders of the Fund, of 0.05% annually of the average daily net asset value of the Class Y shares. (The Class Y shares currently bear the same advisory fee rate as the other classes, but bear an administrative services fee that is lower than that borne by the other classes. Under the new Advisory Agreement, all four classes will bear the same fee rate in all respects.) The effect of this fee increase for Class Y shareholders is illustrated in Appendix B at the end of this Proxy Statement. Draycott and the Distributor currently voluntarily limit the expenses of the Class Y shares to 1.00% annually of average daily net assets. NEFM and the Distributor currently intend to continue the same voluntary limit after the proposed new Advisory and Sub-Advisory Agreements take effect. So long as such a voluntary expense limit is in effect and the expenses of the Class Y shares without regard to such limit exceed 1.05% of average daily net assets, the change in fee rate for the Class Y shares will have no effect on the actual expenses borne by the Class Y shares. Draycott, NEFM or the Distributor (as the case may be) may, however, terminate the voluntary expense limit at any time.

  INFORMATION ABOUT CURSITOR HOLDINGS. Cursitor Holdings is an international investment management group formed in July 1990 by the reorganization of a group of related companies with common executive management and overlapping shareholders. The group comprises two holding entities, one of which is Cursitor Holdings. The group is two-thirds owned by its executive management, and one-third by a wholly-owned subsidiary of the Government of Singapore Ministry of Finance. The following members of the group's executive management each own, directly or indirectly, 10% or more of the outstanding voting securities of Cursitor Holdings: Eric G. Auboyneau, Hugh M. Eaton III, Charles J. Gave and John S. Ricciardi.

  The principal activity of the group (representing more than 90% of revenues) is institutional investment management, which is carried on by Cursitor-Eaton Asset Management Company, Cursitor Management Limited, and Cursitor Cecogest SA. At present the group manages approximately $9.2 billion, primarily for US-based pension funds, foundations and endowments. The major investment product is global asset allocation focusing on cash, bonds and equities in major economies. The principal place of business of Cursitor Holdings is 66 Buckingham Gate, London SW1E 6AU England.

  As described below under "Proposal 6," it is currently expected that, subsequent to the acquisition of Draycott by Cursitor Holdings, Cursitor Holdings itself will be acquired by Alliance Capital Management L.P.

  SALE OF DRAYCOTT TO CURSITOR HOLDINGS. NEIC currently owns all of the stock of Draycott. NEIC has agreed to sell this stock to Cursitor Holdings for $477,000, plus any advances to Draycott that NEIC may make after June 30, 1995 and prior to the closing of the sale, and minus any dividends or distributions paid by Draycott to NEIC during that period. Cursitor Holdings has also agreed that, for the five-year period following the sale, Cursitor Holdings will pay NEIC an amount equal to 30% of Draycott's sub-advisory fee revenues from Draycott's current mutual fund clients, net of fee waivers and expense reimbursements and reduced by commissions payable to a marketing affiliate of NEIC, and 20% of Draycott's advisory fee revenues from certain other clients (subject to certain adjustments).

  As noted in Part II of this Proxy Statement, Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company, and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

    (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

NEIC, Cursitor Holdings and Draycott have all undertaken to use reasonable efforts to ensure satisfaction of the conditions of Section 15(f). It is not expected that compliance with condition (1) above will require any changes in the composition of the Board of Trustees of New England Funds Trust I, of which New England International Equity Fund is a series.

  TRUSTEES' RECOMMENDATION. The Trustees conducted a two-stage analysis of the proposed new investment advisory arrangements for New England International Equity Fund. First, they considered whether it was desirable for the Fund to continue to receive day-to-day portfolio management services from Draycott following the proposed acquisition of Draycott by Cursitor Holdings. Second, they considered whether it was desirable to adopt the proposed adviser/sub-adviser structure, in place of the Fund's current adviser/administrator structure.

  As to the desirability of continuing the engagement of Draycott, the Trustees considered extensive information concerning Draycott's investment approach, personnel, performance record and regulatory compliance experience. The Trustees were informed by Draycott and Cursitor Holdings that the acquisition of Draycott by Cursitor Holdings is not expected to result in any changes in Draycott's investment approach or in the portfolio management staff at Draycott. The Trustees further considered Draycott's ability to provide all necessary cash management services related to the Fund's operations. (Back Bay Advisors is currently obligated to perform these services, but Draycott would be responsible for providing these services under the proposed new Sub-Advisory Agreement.) The Trustees also considered the brokerage practices of Draycott that are described in Section VII of this Proxy Statement.

  As to the adoption of an adviser/sub-adviser management structure for the Fund, the Trustees considered the same factors as they considered in connection with their approval of a similar structure for most of the other Funds. See Part III of this Proxy Statement for a discussion of these factors.

  After considering the foregoing factors, the Trustees voted unanimously to recommend that shareholders of New England International Equity Fund approve Proposal 4 (the proposed new Advisory Agreement between the Fund and NEFM) and Proposal 5 (the related Sub-Advisory Agreement between NEFM and Draycott). Although shareholders will vote separately on Proposals 4 and 5, the new Advisory and Sub-Advisory Agreements will not take effect unless shareholders approve both Proposals. On each Proposal, the required vote is the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

  If Proposals 4 and 5 are not approved, the proposed new Advisory and Sub-Advisory Agreements will not take effect, and the Trustees will consider such further actions as may be in the best interests of the Fund.

B. PROPOSAL 6--NEW SUB-ADVISORY AGREEMENT TO TAKE EFFECT UPON THE ACQUISITION
                  OF CURSITOR HOLDINGS BY ALLIANCE CAPITAL MANAGEMENT L.P.

  Subsequent to the acquisition of the stock of Draycott by Cursitor Holdings, Cursitor Holdings is itself expected to be acquired by another firm, Alliance Capital Management L.P. ("Alliance"). Through a series of transactions (the "Cursitor/Alliance Transaction"), the stock of Cursitor Holdings and the assets of Cursitor Holdings L.P. ("CHLP") and the stock of certain international operations of Alliance will be contributed to Cursitor Alliance LLC, a newly formed limited liability corporation (the "LLC"). Alliance will own directly or indirectly 93% of the LLC and CHLP will own 7%. The Cursitor/Alliance Transaction will constitute a further change in control of Draycott, which will terminate the proposed Sub-Advisory Agreement between NEFM and Draycott that is the subject of Proposal 5 above. Proposal 6 relates to a new Sub-Advisory Agreement between NEFM and Draycott, to take effect upon the consummation of the Cursitor/Alliance Transaction. This new Sub-Advisory Agreement would be identical, except for its date, to the Sub-Advisory Agreement that is the subject of Proposal 5 above.

  ACQUISITION OF CURSITOR HOLDINGS BY ALLIANCE. On October 24, 1995, Alliance announced that it had reached an agreement in principle to acquire the business of Cursitor Holdings and Cursitor-Eaton Asset Management Company. The acquisition would result in the formation of a new subsidiary of Alliance, called Cursitor Alliance LLC. Alliance would own 93% of Cursitor Alliance LLC, and Cursitor Alliance LLC would own all of the stock of Draycott. The acquisition of Cursitor Holdings by Alliance is subject to the negotiation and execution of definitive agreements by the parties, and to the satisfaction of various other conditions. There is no assurance that the acquisition will in fact be consummated.

  Alliance, a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling over $143 billion. Alliance Capital Management Corporation ("ACMC"), with offices at the same address, is the sole general partner of, and the owner of a 1% general partnership interest in, Alliance. ACMC is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of September 30, 1995, Equitable, ACMC and Equitable Capital Management Corporation ("ECMC") owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in Alliance ("Units"). ACMC and ECMC are wholly-owned subsidiaries of Equitable. As of September 30, 1995, approximately 33% and 8% of the Units were owned by the public and by employees of Alliance and its subsidiaries, respectively.

  AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations consist of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurance I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA, which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

  The addresses of the Mutuelles AXA are as follows: The address of each of AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is La Grande Arche, Paroi Nord, Paris La Defense, France; the address of each of Alpha Assurances Vie Mutuelle and Alpha Assurances I.A.R.D. Mutuelle is Tour Franklin 100-101 Terrasse Boildieu, Paris La Defense, France; and the address of Uni Europe Assurance Mutuelle is 24 Rue Drouot, Paris, France.

  Although a definitive agreement relating to the acquisition of Cursitor Holdings by Alliance has not yet been reached, it is anticipated that such agreement will provide that Cursitor Holdings and Alliance will undertake to use their best efforts to ensure satisfaction of the conditions of Section 15(f) of the 1940 Act with respect to the Fund. It is not expected that such satisfaction will require any changes in the composition of the Board of Trustees of New England Funds Trust I.

  TRUSTEES' RECOMMENDATION. The Trustees considered, in relation to Proposal 6, the same factors as they considered in connection with their approval of the Sub-Advisory Agreement with Draycott that is the subject of Proposal 5. In addition, the Trustees were informed by Draycott, Cursitor Holdings and Alliance that the acquisition of Cursitor Holdings by Alliance is not expected to result in any changes in Draycott's investment approach or brokerage practices or in the portfolio management staff at Draycott.

  After considering the foregoing factors, the Trustees voted unanimously to recommend that shareholders of New England International Equity Fund vote to approve Proposal 6 (the new Sub-Advisory Agreement between NEFM and Draycott that would take effect upon the acquisition of Cursitor Holdings by Alliance). The required vote for Proposal 6 is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. The new Sub-Advisory Agreement that is the subject of Proposal 6 will not take effect unless both (1) the restructured advisory arrangements that are the subject of Proposals 4 and 5 have previously taken effect and (2) the proposed acquisition of Cursitor Holdings by Alliance occurs. If conditions (1) and (2) set forth in the preceding sentence have been fulfilled but shareholders do not approve Proposal 6, the Trustees will consider such further actions as may be in the best interests of the Fund.

V. AUTHORIZATION TO ISSUE MULTIPLE CLASSES OF SHARES (NEW ENGLAND GROWTH FUND
   ONLY)

  New England Growth Fund (the "Growth Fund") is a series of shares of New England Funds Trust I ("Trust I"). The Agreement and Declaration of Trust of Trust I (the "Declaration of Trust") currently provides for the issuance of one class of shares of the Growth Fund, with each share representing an equal proportionate interest in the Fund. All of the other Funds in Trust I, and all of the other stock and bond Funds in the New England Funds group, have conferred on the Trustees the authority to issue one or more additional classes of shares of each Fund, having such preferences or special or relative rights and privileges as the Trustees may determine. The Trustees have exercised this authority, in the case of the other Funds, to permit those Funds to issue several classes of shares each.

  Classes of shares of the other Funds include Class A shares, which are sold subject to an initial sales charge and bear lower Rule 12b-1 fees than Classes B and C; Class B shares, which are sold without an initial sales charge but subject to a contingent deferred sales charge ("CDSC") that declines over time for a period of several years after purchase, bear Rule 12b-1 servicing and distribution fees at a higher rate than Class A shares, and convert automatically into Class A shares at some time after the expiration of the term of the CDSC; Class C shares, which are subject to no initial sales charge or CDSC but bear Rule 12b-1 servicing and distribution fees at a higher rate than Class A shares; and Class Y shares, which are sold to institutional and other large investors, are subject to no initial sales charge, CDSC or Rule 12b-1 fees, and bear lower levels of certain other expenses than Class A, B and C shares. Each stock and bond Fund other than the Growth Fund currently offers at least two classes of shares. The existing shares of the Growth Fund have the characteristics of Class A shares described above.

  The creation of one or more separate classes of shares for this purpose would permit the Trustees to allocate costs associated with the distribution of such shares and the provision of certain services to those investors who elect each particular method of purchasing shares. Investors who have purchased shares and paid a sales charge under the Fund's current distribution arrangements would not bear any portion of such costs associated with new classes of shares that may be established in the future.

  Any additional classes of shares would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of the Fund. All classes of shares would vote together as a single class at meetings of shareholders except that shares of a class which is affected by any matter materially differently from shares of other classes would vote as a separate class and that holders of shares of a class not affected by a matter would not vote on that matter.

  The determination whether to issue additional classes of shares of the Growth Fund would be made by the Trustees, in consultation with the Distributor, in light of then existing business conditions, and certain classes of shares that may be offered by other Funds would not necessarily be offered by the Growth Fund. The Trustees unanimously recommend that the shareholders of the Growth Fund approve Proposal 7 in order that the Trustees may be authorized to amend the Declaration of Trust at this time in order to permit the Growth Fund to take advantage of such opportunities as may exist in the future to develop alternative sales arrangements.

  The proposed amendments also would permit the creation of additional classes of shares for purposes other than allocating distribution and shareholder servicing costs, without the need for shareholder approval, although the Trustees do not currently contemplate creating additional classes of shares for purposes other than as described above.

  REQUIRED VOTE. Approval of this proposal will require the affirmative vote of a majority of the outstanding shares of the Growth Fund.

VI. PROPOSED CHANGES IN INVESTMENT RESTRICTIONS (NEW ENGLAND BOND INCOME, NEW ENGLAND HIGH INCOME, NEW ENGLAND MASSACHUSETTS TAX FREE INCOME AND NEW ENGLAND TAX EXEMPT INCOME FUNDS ONLY)

  Section VI of this Proxy Statement relates to certain proposed changes in the investment policies or restrictions of four of the Funds.

A. PROPOSAL 8--CHANGES TO PERMIT NEW ENGLAND BOND INCOME FUND, NEW ENGLAND
                 HIGH INCOME FUND AND NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND TO ENGAGE IN OPTIONS AND FUTURES TRANSACTIONS, AND TO PERMIT NEW ENGLAND BOND INCOME FUND TO ENGAGE IN TRANSACTIONS IN CURRENCY FORWARD CONTRACTS.

  New England Bond Income Fund, New England High Income Fund and New England Massachusetts Tax Free Income Fund each currently operates under investment restrictions that prohibit it from engaging in transactions in options, futures contracts or currency forward contracts. These restrictions are generally "fundamental" policies of each of these three Funds, which means that they cannot be changed without a vote of the shareholders of the relevant Fund. Back Bay Advisors, the investment adviser of each of these Funds, has recommended to the Trustees that these Funds' investment restrictions be modified to permit all three Funds to engage in transactions in options and futures, and to permit New England Bond Income Fund to engage in transactions in currency forward contracts. The Trustees have determined to accept Back Bay Advisors' recommendation, and are recommending that shareholders of each of the three Funds vote to approve the proposed changes.

PROPOSED CHANGES

  The chart below sets forth (1) each Fund's current fundamental investment restrictions that limit its ability to engage in options, futures and currency forward transactions and (2) the fundamental investment restrictions that are proposed to be adopted in place of those current restrictions:

                               CURRENT RESTRICTIONS  PROPOSED RESTRICTIONS
            FUND                THE FUND WILL NOT:     THE FUND WILL NOT:
            ----               --------------------  ---------------------
New England Bond Income Fund  "Buy or sell oil, gas  "Buy or sell oil, gas
                              or other mineral       or other mineral
                              leases, rights or      leases, rights or
                              royalty contracts,     royalty contracts,
                              commodities or         commodities or
                              commodity contracts    commodity contracts
                              or real estate         or real estate
                              (except that the Bond  (except that the Bond
                              Income Fund may buy    Income Fund may buy
                              and sell marketable    and sell marketable
                              securities of          securities of
                              companies, including   companies, including
                              real estate            real estate
                              investment trusts,     investment trusts,
                              which may represent    which may represent
                              indirect interests in  indirect interests in
                              real estate)."         real estate; may buy
                                                     and sell futures
                                                     contracts on
                                                     securities or on
                                                     securities indexes
                                                     and may write,
                                                     purchase or sell put
                                                     or call options on
                                                     such futures
                                                     contracts or indexes;
                                                     and may enter into
                                                     currency forward
                                                     contracts)."

                                CURRENT RESTRICTIONS  PROPOSED RESTRICTIONS
            FUND                 THE FUND WILL NOT:     THE FUND WILL NOT:
            ----                --------------------  ---------------------
                               "Write or purchase     "Write, purchase or
                               puts, calls or         sell options or
                               combinations of both   warrants, except that
                               except that the Bond   the Fund may (a)
                               Income Fund may        acquire warrants or
                               purchase warrants or   rights to subscribe
                               other rights to        to securities of
                               subscribe to           companies issuing
                               securities of          such warrants or
                               companies issuing      rights or of parents
                               such warrants or       or subsidiaries of
                               rights, or of parents  such companies,
                               or subsidiaries of     provided that such
                               such companies,        warrants or other
                               provided that such     rights to subscribe
                               warrants or other      are attached to, or
                               rights to subscribe    part of a unit
                               are attached to, or a  offering involving,
                               part of a unit         other securities, and
                               offering involving,    (b) write, purchase
                               other securities."     or sell put or call
                                                      options on
                                                      securities,
                                                      securities indexes or
                                                      futures contracts."
New England High Income Fund   "Purchase or sell      "Purchase or sell
                               commodities and        commodities or
                               commodity contracts."  commodity contracts,
                                                      or write, purchase or
                               "Write or purchase     sell options, except
                               put, call, straddle,   that the Fund may (a)
                               or spread options."    buy or sell futures
                                                      contracts on
                                                      securities or on
                                                      securities indexes
                                                      and (b) write,
                                                      purchase or sell put
                                                      or call options on
                                                      securities, on
                                                      securities indexes or
                                                      on futures contracts
                                                      of the type referred
                                                      to in clause (a) of
                                                      this restriction."
New England Massachusetts Tax  "Purchase or sell      "Purchase or sell
 Free Income Fund              commodities or         commodities or
                               commodity              commodity contracts,
                               contracts."*           or write or purchase
                                                      options, except that
                                                      the Fund may (a) buy
                                                      or sell futures
                                                      contracts on
                                                      securities or on
                                                      securities indexes
                                                      and (b) write,
                                                      purchase or sell put
                                                      or call options on
                                                      securities, on
                                                      securities indexes or
                                                      on futures contracts
                                                      of the type referred
                                                      to in clause (a) of
                                                      this restriction."

-----------------------------

* The Fund is also subject to a non-fundamental restriction, which may be changed without shareholder approval, that prohibits it from purchasing options or puts, calls, straddles, spreads or combinations thereof. This non-fundamental restriction would be eliminated if the Fund's proposed new fundamental restriction is adopted.

  OPTIONS AND FUTURES. Since the inception of the Funds over ten years ago, it has become common for mutual funds and other institutional investors to make use of various investment strategies that involve options and futures. The Funds' adviser, Back Bay Advisors, has made use of options and futures in managing other accounts (including other New England Funds) for more than ten years as well. Back Bay Advisors believes that options and futures can be useful in managing portfolios like those of New England Bond Income Fund, New England High Income Fund and New England Massachusetts Tax Free Income Fund. Options and futures strategies do, however, involve certain risks, as summarized below.

  Options can generally be classified as either "call" options or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset, if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the buyer is unable to close out an unexpired option, the buyer must continue to hold the underlying security or other asset until the option expires.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although most futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

  The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options or futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. Each Fund will be required, however, to set aside with its custodian bank liquid, high grade assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The use of futures and options may result in taxable income or capital gains and involves certain special risks. The successful use of futures and options will usually depend on Back Bay Advisors' ability to forecast interest rate or other financial market movements correctly. The Funds' ability to hedge against adverse changes in the value of securities held in their portfolios through futures and options transactions also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Funds to close their positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit a Fund's ability to engage in futures and options transactions.

  CURRENCY FORWARD CONTRACTS. A currency forward contract is a contract with a major international bank that obligates the bank and the other party to the contract to exchange specified amounts of different currencies at a specified future date. For example, the bank may agree to deliver a specified number of French francs, in exchange for a specified number of U.S. dollars, on a certain date. It is proposed that New England Bond Income Fund's investment restrictions be amended to permit it to engage in these transactions.

  From time to time, a portion of New England Bond Income Fund's assets may be invested in securities that are denominated in foreign currencies or that are traded in markets where purchase or sale transactions settle in a foreign currency. Back Bay Advisors has indicated that the ability to engage in currency forward contracts would both (1) facilitate the Fund's transactions in these securities and (2) permit the Fund to hedge against possible adverse changes in the relative values of the currencies in which the Fund's portfolio holdings (or intended future holdings) are denominated.

  Currency forward contracts involve transaction costs and the risk that the banks with which the Fund enters into such contracts will fail financially. Back Bay Advisors will, however, monitor the creditworthiness of these banks on an ongoing basis. Successful use of currency forward contracts for hedging purposes also depends on the accuracy of Back Bay Advisors' forecasts as to future changes in the relative values of currencies. The accuracy of such forecasts cannot be assured. Currency forward contracts involve the possible risk of loss to the Fund of all or a significant portion of its investment. The Fund will set aside with its custodian certain assets to provide for satisfaction of its obligations under currency forward contracts.

  Although the proposed change would permit the Fund to use currency forward contracts, it will not be obligated to do so. Thus, the Fund will not necessarily be fully (or even partially) hedged against the risk of adverse currency price movements at any given time.

  TRUSTEES' RECOMMENDATION. The Trustees unanimously recommend that shareholders of each of the three Funds approve Proposal 8, in order to permit the Funds to engage in options and futures transactions and, in the case of New England Bond Income Fund, currency forward contracts.

  REQUIRED VOTE. As to each of the three Funds, the vote required to approve the proposed changes in investment restrictions is the lesser of (1) 67% of the shares of that Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

B. PROPOSAL 9--CHANGE IN FUNDAMENTAL INVESTMENT POLICIES OF NEW ENGLAND
                 MASSACHUSETTS TAX FREE INCOME FUND.

  New England Massachusetts Tax Free Income Fund currently operates under fundamental investment policies that provide that (1) at least 90% of the Fund's income distributions will be exempt from federal income tax and Massachusetts personal income taxes, except during times of adverse market conditions when the Fund is investing for temporary defensive purposes and (2) that distributions from interest income on "private activity bonds" (the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals), together with distributions of interest income from investments other than Massachusetts Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions. For this purpose, "Massachusetts Tax Exempt Bonds" is defined to mean debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, the interest from which is, in the opinion of bond counsel, exempt from both federal income tax and Massachusetts personal income taxes (other than the possible incidence of any alternative minimum taxes).

  At the recommendation of the Fund's adviser, Back Bay Advisors, the Trustees are proposing that these policies be replaced by a new fundamental policy. Under the new policy, the Fund would "normally invest at least 80% of the value of its net assets in debt obligations the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from regular federal income tax and Massachusetts personal income taxes and is not subject to the federal alternative minimum tax for individuals."

  The proposed change would conform the Fund's policy regarding investment in potentially taxable instruments to the policy of many other Massachusetts tax exempt bond funds. Back Bay Advisors believes that the proposed change would enhance the Fund's ability to achieve a higher yield. The change would also, however, potentially increase the amount of taxable income distributions from the Fund to its shareholders, and thus potentially increase the amount of federal or state taxes (including alternative minimum taxes) payable by the Fund's shareholders.

  The Trustees unanimously recommend that shareholders approve Proposal 9.

  REQUIRED VOTE. The vote required to approve the proposed change is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

C. PROPOSAL 10--ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY OF NEW ENGLAND
                  TAX EXEMPT INCOME FUND.

  New England Tax Exempt Income Fund currently operates under an investment policy (the "80% Policy") that requires that, under normal conditions, the Fund invest at least 80% of its net assets in tax exempt bonds. Tax exempt bonds are debt obligations issued by states and other political subdivisions of the United States, local governments, and agencies, authorities and other instrumentalities of the foregoing (collectively, "Municipal Issuers"), the interest from which obligations is not subject to federal income tax. For purposes of the 80% Policy, if the interest on a debt obligation of a Municipal Issuer is subject to regular federal income tax, or to the federal alternative minimum tax ("AMT"), the security is not considered to be tax exempt. The 80% Policy is a "fundamental" policy of the Fund, and cannot be eliminated or changed without a vote of the Fund's shareholders.

  Prior to the Tax Reform Act of 1986, securities of Municipal Issuers were generally tax exempt. The Tax Reform Act modified the tax status of certain municipal obligations to create, in effect, three categories of municipal obligations: "public purpose" obligations that generate interest that is exempt from both regular federal income tax and AMT; qualified "private activity" obligations (typically, industrial revenue bonds) that generate income that is tax exempt under regular income tax rules but must be included in computing AMT tax; and obligations that generate income that is fully taxable under both regular and AMT rules ("taxable municipals").

  The Fund's investment adviser, Back Bay Advisors, has recommended to the Trustees that the Fund change its investment policies so as to permit the Fund to invest any portion of its assets in securities of Municipal Issuers the interest on which is subject to AMT. Back Bay Advisors believes that this change would enhance the Fund's ability to achieve a higher yield. The change would also, however, potentially increase the amount of income distributions from the Fund to its shareholders that is subject to AMT. Such an increase would potentially increase the amount of federal taxes payable by those shareholders of the Fund who are liable to pay AMT (and similar state taxes). Shareholders should consult their own tax advisers to determine whether they are liable to pay AMT.

  The Trustees have determined to accept Back Bay Advisors' recommendation. Accordingly, the Trustees unanimously recommend that shareholders vote in favor of Proposal 10. Proposal 10 would eliminate the 80% Policy. If shareholders approve Proposal 10, the Trustees currently intend to adopt, in place of the 80% Policy, a new, non-fundamental policy under which the Fund would normally invest at least 80% of its total assets in debt securities of Municipal Issuers, the interest from which is exempt from regular federal income tax but may be subject to AMT. This new policy could be changed by the Trustees in the future, without a shareholder vote. In conjunction with these changes of policy, the name of the Fund would be changed to "New England Municipal Income Fund."

  REQUIRED VOTE. Approval of Proposal 10 requires the vote of the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

VII. ADDITIONAL INFORMATION ABOUT THE EXISTING ADVISORY ARRANGEMENTS, THE FUNDS' ADVISERS AND SUB-ADVISERS AND CERTAIN BROKERAGE PRACTICES

  This section of this Proxy Statement presents certain additional information about the Funds' current investment advisory and sub-advisory agreements, the proposed new Advisory Agreements and Sub-Advisory Agreements for the Affected Funds, the Funds' advisers and sub-advisers and certain brokerage practices. Shareholders should review this information in connection with their consideration of Proposals 1 through 6, described in Parts II, III and IV of this Proxy Statement.

BRIEF DESCRIPTION OF THE EXISTING ADVISORY ARRANGEMENTS FOR ALL FUNDS, THE PROPOSED NEW ADVISORY AGREEMENTS FOR THE AFFECTED FUNDS AND THE PROPOSED SUB-ADVISORY AGREEMENTS FOR THE AFFECTED FUNDS

  The following is a summary of each Fund's Existing Advisory Arrangements and of the proposed new Advisory Agreement and Sub-Advisory Agreement(s) for each Affected Fund. In this summary, (1) the term "Existing Advisory Agreement" refers to the current Advisory Agreement of each Fund except New England Growth Opportunities Fund, New England Strategic Income Fund and New England Star Advisers Fund; (2) the terms "New Advisory Agreement" and "Sub-Advisory Agreement" refer to both (A) the forms of those agreements that are currently in effect for New England Growth Opportunities Fund, New England Strategic Income Fund and New England Star Advisers Fund (except that, in the case of New England Star Advisers Fund, the Advisory Agreement currently in effect is between the Fund and NEIC rather than between the Fund and NEFM, and the Sub-Advisory Agreements currently in effect are between NEIC and each sub-adviser rather than between NEFM and each sub-adviser) and (B) the forms of those agreements that are proposed to be adopted for each Affected Fund in connection with the proposed restructuring of advisory arrangements that is the subject of Proposals 2 and 3 (or Proposals 4 and 5, in the case of New England International Equity Fund), as explained in Parts III and IV of this Proxy Statement.

THE NEW ADVISORY AGREEMENTS AND THE EXISTING ADVISORY AGREEMENTS

  SERVICES AND FEES. The New Advisory Agreement relating to each Fund provides that NEFM will, subject to its rights to delegate such responsibilities to sub-advisers, provide to such Fund both (1) Portfolio Management Services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) Administrative Services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain other administrative and general management services).

  The Existing Advisory Agreement for each Fund in substance requires each Fund's current adviser to provide these same services to the Fund, with two exceptions. First, in the case of four of the Funds (New England Adjustable Rate U.S. Government Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York and New England International Equity Fund) the current adviser is obligated to provide only Portfolio Management Services, and Administrative Services are provided by the Distributor under a separate Administrative Services Agreement with the Fund. Second, in the cases of New England Adjustable Rate U.S. Government Fund, New England Cash Management Trust--Money Market Series, New England Cash Management Trust--U.S. Government Series, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund and New England Tax Exempt Money Market Trust, the Existing Advisory Agreement (or Administrative Services Agreement) obligates the adviser (or the Distributor) to bear the cost of certain legal and accounting services that, under the New Advisory Agreements, will be borne by these Funds. These legal and accounting services include (i) bookkeeping, accounting, and financial reporting and related clerical functions and (ii) certain services in connection with the preparation of the Fund's registration statements and prospectuses, shareholder reports and notices and proxy solicitation materials.

  Under the Advisory Agreements currently in effect, each Fund pays its current adviser the annual percentage rates of the corresponding level of the Fund's net assets set forth in the table below. The table also sets forth the net assets of each Fund as of September 30, 1995, and the amount of fees paid by each Fund to its current adviser during its most recent fiscal year.

                                                                        FEES TO
                                                                        CURRENT
                                                                      ADVISER (IN
                                                                      THOUSANDS)      NET
                                                                      FOR FUND'S     ASSETS
                                            ANNUAL      AVERAGE          MOST         (IN
                               CURRENT       FEE       NET ASSET        RECENT     MILLIONS)
          FUND                 ADVISER      RATES        LEVELS       FISCAL YEAR  AT 9/30/95
          ----            ----------------- ------ ------------------ -----------  ----------
New England Adjustable    Back Bay Advisors 0.400% first $200 million   $2,352(a)    $  402
 Rate U.S. Government                       0.375%  next $300 million
 Fund                                       0.350%  over $500 million
New England Balanced      Loomis Sayles     0.75%  first $200 million   $1,498       $  278
 Fund(b)                                    0.70%   next $300 million
                                            0.65%   over $500 million
New England Bond Income   Back Bay Advisors 0.500% first $100 million   $  774       $  215
 Fund                                       0.375%  over $100 million
New England Capital       Loomis Sayles     0.75%  first $200 million   $  835       $  148
 Growth Fund(b)                             0.70%   next $300 million
                                            0.65%   over $500 million
New England Cash          Back Bay Advisors 0.425% first $500 million   $2,796       $  650
 Management Trust--Money                    0.400%  next $500 million
 Market Series                              0.350%  next $500 million
                                            0.300%  next $500 million
                                            0.250%    over $2 billion
New England Cash          Back Bay Advisors 0.425% first $500 million   $  256       $   57
 Management Trust--U.S.                     0.400%  next $500 million
 Government Series                          0.350%  next $500 million
                                            0.300%  next $500 million
                                            0.250%    over $2 billion
New England Government    Back Bay Advisors 0.650% first $200 million   $1,103       $  152
 Securities Fund                            0.625%  next $300 million
                                            0.600%  over $500 million
New England Growth        CGM               0.75%  first $200 million   $7,572       $1,209
 Fund(b)                                    0.70%   next $300 million
                                            0.65%   over $500 million
New England Growth        NEFM              0.70%  first $200 million   $  555(c)    $  143
 Opportunities Fund                         0.65%   next $300 million
                                            0.60%   over $500 million
New England High Income   Back Bay Advisors 0.75%       of all assets   $  274(a)    $   48
 Fund
New England Intermediate  Back Bay Advisors 0.400% first $200 million   $  157(a)    $   38
 Term Tax Free Fund of                      0.375%  next $300 million
 California                                 0.350%  over $500 million
New England Intermediate  Back Bay Advisors 0.400% first $200 million   $   82(a)    $   18
 Term Tax Free Fund of                      0.375%  next $300 million
 New York                                   0.350%  over $500 million
New England               Draycott          0.80%  first $200 million   $1,541(a)    $  268
 International Equity                       0.75%   next $300 million
 Fund(b)                                    0.70%   over $500 million

                                                                        FEES TO
                                                                        CURRENT
                                                                      ADVISER (IN
                                                                      THOUSANDS)         NET
                                                                      FOR FUND'S        ASSETS
                                            ANNUAL      AVERAGE          MOST            (IN
                               CURRENT       FEE       NET ASSET        RECENT        MILLIONS)
          FUND                 ADVISER      RATES        LEVELS       FISCAL YEAR     AT 9/30/95
          ----            ----------------- ------ ------------------ -----------     ----------
New England Limited Term  Back Bay Advisors 0.650% first $200 million   $3,164           $389
 U.S. Government Fund                       0.625%  next $300 million
                                            0.600%  over $500 million
New England               NEIC              1.05%       of all assets   $  569(a)(d)     $440
 Star Advisers
 Fund (b)
New England Strategic     NEFM              0.65%  first $200 million         (e)        $ 68
 Income Fund                                0.60%   over $200 million
New England               Back Bay Advisors 0.60%  first $100 million   $  710(a)        $122
 Massachusetts Tax Free                     0.50%   over $100 million
 Income Fund
New England Tax Exempt    Back Bay Advisors 0.500% first $100 million   $  926           $203
 Income Fund                                0.375%  over $100 million
New England Tax Exempt    Back Bay Advisors 0.40%  first $100 million   $  282(a)        $ 65
 Money Market Trust                         0.30%   over $100 million
New England Value Fund    Loomis Sayles     0.75%  first $200 million   $1,543           $264
 (b)                                        0.70%   next $300 million
                                            0.65%   over $500 million

-----------------------------

(a) Fees do not reflect voluntary fee waivers and expense assumptions by the current advisers of (dollars in thousands) $1,296 for New England Adjustable Rate U.S. Government Fund, $83 for New England High Income Fund, $198 for New England Intermediate Term Tax Fee Fund of California, $197 for New England Intermediate Term Tax Free Fund of New York, $92 for New England International Equity Fund, $474 for New England Massachusetts Tax Free Income Fund, $26 for New England Star Advisers Fund and $200 for New England Tax Exempt Money Market Trust.

(b) The fee rate for this Fund is higher than that paid by most mutual funds, but is comparable to the rates paid by some other mutual funds with similar investment objectives and policies.

(c) Represents fees paid to Back Bay Advisors, which was the adviser to New England Growth Opportunities Fund prior to May 1, 1995, and was paid an advisory fee at the annual rate of 0.50% of the Fund's average daily net assets .

(d) Fees for New England Star Advisers Fund are for the period from July 7, 1994 (commencement of operations) to December 31, 1994.

(e) New England Strategic Income Fund commenced operations on May 1, 1995 and therefore paid no fees during the fiscal year ended December 31, 1994.

  The fee rates payable by each fund to NEFM under its New Advisory Agreement will be the same as the rates set forth in the table above, except that the fee rates will be as follows for the four Funds listed in the table below:

      FUND                      ANNUAL FEE RATES           AVERAGE NET ASSET LEVELS
      ----                      ----------------           ------------------------
New England                          0.55%                    first $200 million
 Adjustable Rate                     0.51%                    next $300 million
 U.S. Government Fund                0.47%                    over $500 million
New England Intermediate             0.525%                   first $200 million
 Term Tax Free                       0.500%                   next $300 million
 Fund of California                  0.475%                   over $500 million
New England Intermediate             0.525%                   first $200 million
 Term Tax Free                       0.500%                   next $300 million
 Fund of New York                    0.475%                   over $500 million
New England International            0.90%                    first $200 million
 Equity Fund                         0.85%                    next $300 million
                                     0.80%                    over $500 million

For each of these Funds, these fee rates represent the sum of the fee rates under (1) the Fund's Existing Advisory Agreement and (2) the Fund's Administrative Services Agreement with the Distributor. (In the case of the International Equity Fund, the fee rates in the table are the sum of the rates under the Fund's Existing Advisory Agreement and the rates applicable to Class A, B and C shares under the Fund's Administrative Services Agreement.) If the New Advisory and Sub-Advisory Agreements for these Funds are adopted, the Administrative Services Agreements will be terminated.

  In addition to fees paid to their advisers, the Funds pay certain additional amounts to the Distributor (which is a subsidiary of NEIC) for transfer agency services, shareholder servicing or distribution services ("12b-1 fees"), certain legal and accounting services or administrative services. The same services will continue to be provided after the proposed Advisory and Sub-Advisory Agreements that are the subject of Proposals 1-6 are approved. If, however, the proposed restructuring of advisory arrangements for the Affected Funds (Proposals 2-5) is effected, (1) certain legal and accounting services that are now provided to the nine Funds marked with an asterisk (*) in the table below at the adviser's expense will be provided at those Funds' expense and (2) the administrative services that are now provided to the four Funds marked with a dagger (+) in the table below under Administrative Services Agreements between those Funds and the Distributor will be provided under the proposed new Advisory Agreements between those Funds and NEFM. The following table sets forth information about these payments in each Fund's most recent fiscal year:

                                                  AMOUNT OF PAYMENT
                                                    IN FUND'S MOST
                                                  RECENT FISCAL YEAR
                                                     (BEFORE ANY
          FUND                SERVICE PROVIDED    VOLUNTARY WAIVER)
          ----             ---------------------- ------------------
New England Adjustable     Transfer Agency            $  180,182
 Rate U.S. Government      Distribution/Servicing     $1,565,458
 Fund*+                    Administrative             $  851,321
                           Services
New England Balanced       Transfer Agency            $  287,709
 Fund                      Distribution/Servicing     $  542,734
                           Legal and Accounting       $   41,657
New England Bond Income    Transfer Agency            $  212,921
 Fund                      Distribution/Servicing     $  481,140
                           Legal and Accounting       $   42,528
New England Capital        Transfer Agency            $  256,929
 Growth Fund               Distribution/Servicing     $  369,388
                           Legal and Accounting       $   38,364
New England Cash           Transfer Agency            $2,011,934
 Management Trust--
 Money Market Series*
New England Cash           Transfer Agency            $   99,545
 Management Trust--
 U.S. Government Series*
New England Government     Transfer Agency            $  223,158
 Securities Fund           Distribution/Servicing     $  433,179
                           Legal and Accounting       $   41,564
New England Growth Fund    Transfer Agency            $1,665,521
                           Distribution/Servicing     $2,777,712
                           Legal and Accounting       $   38,777
New England Growth         Transfer Agency            $  155,764
 Opportunities Fund        Distribution/Servicing     $  411,826
New England High Income    Transfer Agency            $   58,169
 Fund*                     Distribution/Servicing     $  147,824
New England Intermediate   Transfer Agency            $   28,803
 Term Tax Free Fund of     Distribution/Servicing     $  135,463
 California*+              Administrative             $   49,097
                           Services
New England Intermediate   Transfer Agency            $   27,850
 Term Tax Free Fund of     Distribution/Servicing     $   59,455
 New York*+                Administrative             $   25,557
                           Services
New England International  Transfer Agency            $  268,548
 Equity Fund+              Distribution/Servicing     $  603,931
                           Legal and Accounting       $   28,497
                           Administrative             $  178,326
                           Services

                                                          AMOUNT OF PAYMENT
                                                            IN FUND'S MOST
                                                          RECENT FISCAL YEAR
                                                             (BEFORE ANY
              FUND                    SERVICE PROVIDED    VOLUNTARY WAIVER)
              ----                 ---------------------- ------------------
New England Limited Term           Transfer Agency            $  375,139
 U.S. Government Fund*             Distribution/Servicing     $1,803,729

New England Massachusetts          Transfer Agency            $  104,335
 Tax Free Income Fund*             Distribution/Servicing     $  448,223

New England Star Advisers          Transfer Agency            $   97,326
 Fund(a)                           Distribution/Servicing     $  336,280
                                   Legal and Accounting       $   18,490

New England Strategic Income Fund  None (operations commenced after December
 31, 1994)

New England Tax Exempt             Transfer Agency            $  121,307
 Income Fund                       Distribution/Servicing     $  583,999
                                   Legal and Accounting       $   39,573

New England Tax Exempt             Transfer Agency            $   76,391
 Money Market Fund*

New England Value Fund             Transfer Agency            $  300,766
                                   Distribution/Servicing     $  571,176
                                   Legal and Accounting       $   40,074

(a) Amounts are for the period from July 7, 1994 (commencement of operations) to December 31, 1995.

  Under each New Advisory Agreement, if the total ordinary business expenses of a Fund or the relevant Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentages of average net assets or income) prescribed by any state in which the shares of the Fund or Trust are qualified for sale, NEFM shall pay such excess. The lowest such limitation currently prescribed by any state would limit expenses (exclusive of brokerage costs, distribution expenses, taxes, interest and extraordinary expenses) to the annual rates of 2 1/2% of the first $30 million of net assets, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million. NEFM will not be required to reduce its fee or pay such expenses to an extent or under circumstances which might result in a Fund's inability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in each New Advisory Agreement and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses. The Existing Advisory Agreement for each Affected Fund contains a substantially identical provision obligating the Fund's current adviser to bear expenses in excess of those permitted by relevant state law, except in the cases of New England High Income Fund and New England Massachusetts Tax Free Income Fund, for which the current adviser is obligated to bear all expenses in excess of the lesser of
(i) 1 1/2% of the relevant Fund's average annual net assets or (ii) any expense limitation imposed by any state in which shares of the relevant Fund are qualified for offer and sale.

  The New Advisory Agreements do not require NEFM to delegate responsibility for Portfolio Management Services to any sub-adviser. No Affected Fund will enter into its proposed New Advisory Agreement with NEFM, however, unless the proposed Sub-Advisory Agreement(s) relating to that Fund between NEFM and the Fund's current investment adviser (sub-adviser(s), in the case of New England Growth Opportunities Fund and New England Star Advisers Fund) is (or are) also entered into at the same time. Each New Advisory Agreement would, however, permit NEFM to continue as the Fund's investment adviser (subject to the Fund's rights to terminate the New Advisory Agreement as described below under "Other Provisions"), even after any termination of the proposed Sub-Advisory Agreement. If at any time the Sub-Advisory Agreement relating to any Affected Fund is terminated without simultaneous termination of the Fund's New Advisory Agreement with NEFM, the Trustees of the Trusts would consider whether to appoint a new sub-adviser or adviser. (Each such appointment would also be subject to approval by vote of the relevant Fund's shareholders.)

  OTHER PROVISIONS. Each New Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a New Advisory Agreement must be approved by a majority of the outstanding voting securities of the relevant Fund, and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each New Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice to NEFM, or by NEFM upon ninety days' written notice to the relevant Fund. Each New Advisory Agreement terminates automatically in the event of its assignment. Each New Advisory Agreement will automatically terminate if the relevant Trust or Fund shall at any time be required by the Distributor to eliminate all reference to the words "TNE" or "New England" in the name of such Trust or Fund, unless the continuance of the New Advisory Agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or the Distributor, cast in person at a meeting called for the purpose of voting on such approval.

  The termination provisions contained in the Existing Advisory Agreements are substantially the same as those contained in the New Advisory Agreements, except that the Existing Advisory Agreements for New England High Income Fund, New England Limited Term U.S. Government Fund and New England Massachusetts Tax Free Income Fund may be terminated at any time without penalty by vote of a majority of the Trustees of the relevant Trust, by vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice to the investment adviser, or by the adviser upon sixty days' written notice to the relevant Fund, and the Existing Advisory Agreements for these three Funds do not include a termination provision related to the Distributor's requiring the elimination of any reference to "TNE" or "New England" in the name of the relevant Trust or Fund; and except that the Existing Advisory Agreements for New England Tax Exempt Money Market Trust, New England Cash Management Trust--Money Market Series and New England Cash Management Trust--U.S. Government Series require the annual approval for their continuance to begin in the first year of the agreement rather than after two years as in the New Advisory Agreements.

  Except as explained in this paragraph, each New Advisory Agreement and each Existing Advisory Agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The only exceptions are that (1) the Existing Advisory Agreements for New England High Income Fund, New England Limited Term U.S. Government Fund and New England Massachusetts Tax Free Income Fund provide that the adviser shall also be liable to the Fund for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services and (2) the Advisory Agreements currently in effect for New England Star Advisers Fund, New England Growth Opportunities Fund and New England Capital Growth Fund provide that the standard of liability is willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties. Approval of Proposals 2 and 3 for each Fund would result in a uniform standard of liability (willful misfeasance, bad faith, gross negligence and reckless disregard of obligations or duties) for the adviser of each Fund.

EXPENSE LIMITATIONS

  NEIC agreed to voluntarily reduce its advisory fee for New England Star Advisers Fund to an annual rate of 1.00%, and that Fund's sub-advisers agreed to reduce their sub-advisory fee to the annual rate of 0.50%, until December 31, 1994. Total advisory fees of $569,280 were reduced by $26,026 for the period from July 7, 1994 (commencement of operations) to December 31, 1994 due to this agreement.

  Commencing May 21, 1992, Draycott and the Distributor had voluntarily agreed to reduce their fees and, if necessary, to assume expenses of the New England International Equity Fund in order to limit the Fund's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses (collectively, "Excluded Expenses")) to the annual rate of 1.50% of the Fund's average daily net assets. On October 1, 1993, this limitation was changed to

1.75% of the Fund's Class A average net assets, 2.50% of Classes B and C average net assets and 1.00% of Class Y average net assets, until further notice to the Fund. As a result of the Fund's expenses exceeding the voluntary expense limitation during the fiscal year ended December 31, 1994, Draycott waived $91,617 of its $1,541,223 advisory fee and the Distributor waived $10,601 of its $178,326 administrative services fee.

  Under an expense deferral arrangement for New England Strategic Income Fund, which NEFM and Loomis Sayles may terminate at any time, NEFM and Loomis Sayles have agreed to waive advisory and sub-advisory fees until further notice, subject to the obligation of the Fund to pay NEFM such fees to the extent that the Fund's expenses (exclusive of Excluded Expenses) fall below the annual rate of 1.40% for Class A shares and 2.15% for Class B shares and Class C shares; provided, however, in any period, that the Fund is not obligated to pay any fees waived by NEFM and Loomis Sayles more than two years after the end of the fiscal year in which such fee was waived. The Fund commenced operations on May 1, 1995, and therefore no fees were paid or waived during the fiscal year ended December 31, 1994.

  Commencing October 1, 1993 and until further notice to New England High Income Fund, Back Bay Advisors has voluntarily agreed to reduce its advisory fee for that Fund and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses (exclusive of Excluded Expenses) to the annual rate of 1.60% of Class A average daily net assets and 2.25% of Class B average daily net assets. As a result of the Fund's expenses exceeding the foregoing expense limitations during the fiscal year ended December 31, 1994, Back Bay Advisors reduced its advisory fee of $273,994 by $83,039.

  Commencing May 1, 1991 and until further notice to the Fund, Back Bay Advisors has voluntarily agreed to reduce its advisory fee and, if necessary, to assume expenses of New England Massachusetts Tax Free Income Fund in order to limit the Fund's expenses (exclusive of Excluded Expenses) to the annual rate of 0.85% of the Fund's Class A average daily net assets and, effective September 13, 1993, 1.50% of Class B average daily net assets. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the fiscal year ended December 31, 1994, Back Bay Advisors' advisory fee of $709,536 was reduced by $473,698.

  Commencing June 1, 1995 and until further notice to the Fund, Back Bay Advisors has voluntarily agreed to reduce its advisory fee and the Distributor has voluntarily agreed to reduce its administrative services fee in order to limit New England Adjustable Rate U.S. Government Fund's expenses (exclusive of Excluded Expenses) to the annual rate of 0.70% of the Fund's Class A average daily net assets and 1.45% of Class B average daily net assets. From May 1, 1995 through June 1, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets and 1.40% of Class B average net assets. From April 1, 1992 through May 1, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets and 1.35% of Class B average net assets. As a result of the

Fund's expenses exceeding the applicable voluntary expense limitations during the fiscal year ended December 31, 1994, Back Bay Advisors reduced its advisory fee of $2,351,792 by $1,295,585 and the Distributor reduced its administrative services fee of $851,321 by $468,986.

  Commencing April 23, 1993 and until further notice to the Fund, Back Bay Advisors and the Distributor have voluntarily agreed to reduce their advisory and administrative services fees in order to limit New England Intermediate Term Tax Free Fund of California's expenses (exclusive of Excluded Expenses) to the annual rate of 0.70% of the Fund's Class A average daily net assets and, effective September 13, 1993, 1.45% of Class B average daily net assets. As a result of the Fund's expenses exceeding the foregoing expense limitation during the fiscal year ended December 31, 1994, Back Bay Advisors waived its entire advisory fee of $157,109 and the Distributor waived its entire administrative fee of $49,097.

  Commencing April 23, 1993 and until further notice to the Fund, Back Bay Advisors and the Distributor have voluntarily agreed to reduce their advisory and administrative services fees in order to limit New England Intermediate Term Tax Free Fund of New York's expenses (exclusive of Excluded Expenses) to the annual rate of 0.70% of the Fund's Class A average daily net assets and, effective September 13, 1993, 1.45% of Class B average daily net assets. As a result of the Fund's expenses exceeding the foregoing voluntary limitation during the fiscal year ended December 31, 1994 Back Bay Advisors waived its entire advisory fee of $82,155 and the Distributor waived its entire administrative services fee of $25,557.

  Back Bay Advisors has voluntarily agreed, until further notice, to reduce its advisory fee and, if necessary, to assume expenses of New England Tax Exempt Money Market Trust in order to limit the Fund's expenses (exclusive of Excluded Expenses) to the annual rate of 0.5625% of average net assets per year. As a result of exceeding the expense limitation, advisory fees of $281,837 for the fiscal year ended June 30, 1995 were reduced by $199,639.

THE SUB-ADVISORY AGREEMENTS

  Each Sub-Advisory Agreement requires the relevant sub-adviser to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of NEFM and oversight by the Trustees. The sub-adviser is authorized to effect portfolio transactions for the relevant Fund in the discretion of the sub-adviser and without prior consultation with NEFM. Each sub-adviser is required to report periodically to NEFM, its agents and the Trustees of the Trusts. (In the case of New England Star Advisers Fund, each sub-adviser has responsibility for only the portion ("segment") of the Fund's assets that is allocated to that sub-adviser for management.)

  The Sub-Advisory Agreements provide that NEFM (NEIC, in the case of the existing Sub-Advisory Agreements for New England Star Advisers Fund) shall compensate the relevant sub-adviser(s) at the annual percentage rates of the corresponding levels of the Funds' average daily net assets set forth in the table below. The fee to the sub-advisers is payable by NEFM (or NEIC), not by the Funds.

                                                 ANNUAL     AVERAGE NET
              FUND                 SUB-ADVISER  FEE RATE   ASSET LEVELS
              ----                ------------  -------- -----------------
New England Adjustable Rate       Back Bay      0.275%   of the first $200
                                  Advisors                         million
 U.S. Government Fund                           0.255%    of the next $300
                                                                   million
                                                0.235%       of amounts in
                                                            excess of $500
                                                                   million
New England Balanced Fund         Loomis        0.535%   of the first $200
                                  Sayles                           million
                                                0.350%    of the next $300
                                                                   million
                                                0.300%       of amounts in
                                                            excess of $500
                                                                   million
New England Bond Income           Back Bay      0.2500%  of the first $100
                                  Advisors                         million
 Fund                                           0.1875%      of amounts in
                                                            excess of $100
                                                                   million
New England Capital Growth        Loomis        0.600%    of the first $25
                                  Sayles                           million
 Fund                                           0.550%     of the next $75
                                                                   million
                                                0.500%    of the next $100
                                                                   million
                                                0.350%    of the next $300
                                                                   million
                                                0.300%       of amounts in
                                                            excess of $500
                                                                   million
New England Cash                  Back Bay      0.205%   of the first $500
                                  Advisors                         million
 Management Trust--Money                        0.180%    of the next $500
                                                                   million
 Market Series                                  0.160%    of the next $500
                                                                   million
                                                0.140%    of the next $500
                                                                   million
                                                0.120%       of amounts in
                                                              excess of $2
                                                                   billion
New England Cash                  Back Bay      0.2125%  of the first $500
                                  Advisors                         million
 Management Trust--U.S.                         0.2000%   of the next $500
                                                                   million
 Government Series                              0.1750%   of the next $500
                                                                   million
                                                0.1500%   of the next $500
                                                                   million
                                                0.1250%      of amounts in
                                                              excess of $2
                                                                   billion
New England Government            Back Bay      0.3250%  of the first $200
                                  Advisors                         million
 Securities Fund                                0.3125%   of the next $300
                                                                   million
                                                0.3000%      of amounts in
                                                            excess of $500
                                                                   million
New England Growth Opportunities  Westpeak      0.50%     of the first $25
                                                                   million
 Fund                                           0.40%      of the next $75
                                                                   million
                                                0.35%     of the next $100
                                                                   million
                                                0.30%        of amounts in
                                                            excess of $200
                                                                   million
New England High Income Fund      Back Bay      0.375%       of all assets
                                  Advisors

                                              ANNUAL     AVERAGE NET
             FUND               SUB-ADVISER  FEE RATE   ASSET LEVELS
             ----              ------------  -------- -----------------
 New England IntermediateTerm  Back Bay      0.2625%  of the first $200
  Tax Free Fund of             Advisors      0.2500%            million
                                                       of the next $300
                                                                million
  California                                 0.2375%      of amounts in
                                                         excess of $500
                                                                million
 New England Intermediate      Back Bay      0.2625%  of the first $200
                               Advisors                         million
  Term Tax Free Fund of New                  0.2500%   of the next $300
                                                                million
  York                                       0.2375%      of amounts in
                                                         excess of $500
                                                                million
 New England International     Draycott      0.540%   of the first $200
                                                                million
  Equity Fund                                0.490%    of the next $300
                                                                million
                                             0.440%       of amounts in
                                                         excess of $500
                                                                million
 New England Limited Term      Back Bay      0.3250%  of the first $200
                               Advisors                         million
  U.S. Government Fund                       0.3125%   of the next $300
                                                                million
                                             0.3000%      of amounts in
                                                         excess of $500
                                                                million
 New England Massachusetts     Back Bay      0.300%   of the first $100
                               Advisors                         million
  Tax Free Income Fund                       0.250%       of amounts in
                                                         excess of $100
                                                                million
 New England Star Advisers     Loomis        0.550%     of the first $50
                               Sayles,                          million*
  Fund                         Janus         0.500%       of amounts in
                               Capital                     excess of $50
                               Corporation,                     million*
                               Founders
                               Asset
                               Management,
                               Inc., Berger
                               Associates,
                               Inc.
 New England Strategic Income  Loomis        0.35%    of the first $200
  Fund                         Sayles                           million
                                             0.30%        of amounts in
                                                         excess of $200
                                                                million
 New England Tax Exempt        Back Bay      0.2500%  of the first $100
                               Advisors                         million
  Income Fund                                0.1875%      of amounts in
                                                         excess of $100
                                                                million
 New England Tax Exempt        Back Bay      0.200%   of the first $100
                               Advisors                         million
  Money Market Trust                         0.150%       of amounts in
                                                         excess of $100
                                                                million
 New England Value Fund        Loomis        0.535%   of the first $200
                               Sayles                           million
                                             0.350%    of the next $300
                                                                million
                                             0.300%       of amounts in
                                                         excess of $500
                                                                million

-----------------------------

* Based on assets of each sub-adviser's segment of the Fund's overall portfolio.

  Each Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the relevant

Trust, NEFM or the relevant sub-adviser, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Sub-Advisory Agreement must be approved by NEFM, by the relevant sub-adviser, by vote of a majority of the outstanding voting securities of the relevant Fund, and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice to the relevant sub-adviser. The Sub-Advisory Agreements currently in effect for New England Star Advisers Fund each provide that the relevant sub-adviser may terminate the Agreement upon 60 days' written notice to NEFM or the Fund. The Sub-Advisory Agreements currently in effect for New England Growth Opportunities Fund and New England Strategic Income Fund, and the proposed new Sub-Advisory Agreements for each Affected Fund, provide that the relevant sub-adviser may terminate the Agreement upon 90 days' written notice to NEFM or the Fund. Each current and proposed new Sub-Advisory Agreement provides that it may also be terminated by NEFM (if approved by the Trustees) upon sixty days' written notice to the relevant sub-adviser, except that the current Sub-Advisory Agreement for New England Growth Opportunities Fund requires ninety days' written notice. Each Sub-Advisory Agreement terminates automatically in the event of its assignment. Each Sub-Advisory Agreement will automatically terminate if the New Advisory Agreement relating to the relevant Fund is terminated.

  Each Sub-Advisory Agreement (except the existing Sub-Advisory Agreement for New England Growth Opportunities Fund) provides that the relevant sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. This is the same standard of liability to which each sub-adviser is currently subject under each Affected Fund's Existing Advisory Agreement (and as is found in the current Sub-Advisory Agreements for New England Star Advisers Fund and New England Strategic Income Fund), except that in the case of New England Capital Growth Fund (as in the existing Advisory and Sub-Advisory Agreements for New England Growth Opportunities Fund), the current standard is willful misconduct, bad faith, negligence or reckless disregard of duties or obligations.

CERTAIN OTHER INFORMATION ABOUT THE EXISTING ADVISORY ARRANGEMENTS

  Each Fund's Existing Advisory Agreement, and the Sub-Advisory Agreement(s) relating thereto, in the case of New England Strategic Income Fund, New England Growth Opportunities Fund and New England Star Advisers Fund, was last approved by shareholders of the relevant Fund on the date set forth below, when it was submitted to shareholder vote for the purpose set forth below:

                                DATE OF
                                EXISTING        DATE OF
                                ADVISORY         LAST        PURPOSE FOR
                           (AND SUB-ADVISORY) SHAREHOLDER   SUBMITTING TO
          FUND                AGREEMENT(S)     APPROVAL   SHAREHOLDER VOTE
          ----             ------------------ ----------- ----------------
New England Adjustable          10/17/91        6/30/93   Initial approval
 Rate U.S. Government                                     of agreement
 Fund
New England Balanced Fund         1/9/87        12/4/86   Increase in
                                                          advisory fee
New England Bond Income           1/9/87        12/4/86   Reorganization
 Fund                                                     of Fund and
                                                          reallocation of
                                                          certain expenses
New England Capital              7/31/92        6/30/93   Initial approval
 Growth Fund                                              of agreement
New England Cash                 5/31/85        5/20/85   Increase in
 Management                                               advisory fee
 Trust--Money Market
 Series
New England Cash                 5/31/85        5/20/85   Increase in
 Management                                               advisory fee
 Trust--U.S. Government
 Series
New England Government            1/9/87        12/4/86   Reallocation of
 Securities Fund                                          certain expenses
New England Growth Fund           9/1/93        6/30/93   Change in
                                                          control of
                                                          investment
                                                          adviser
New England Growth                5/1/95        4/24/95   Approval of new
 Opportunities Fund                                       investment
                                                          adviser and sub-
                                                          adviser
New England High Income           1/3/89       12/19/88   Reorganization
 Fund                                                     of Fund
New England Intermediate          3/1/93        2/26/93   Initial approval
 Term Tax Free Fund of                                    of agreement
 California
New England Intermediate          3/1/93        2/26/93   Initial approval
 Term Tax Free Fund of                                    of agreement
 New York
New England International        3/31/92        6/30/93   Initial approval
 Equity Fund                                              of agreement
New England Limited Term          1/3/89        1/3/89    Initial approval
 U.S. Government Fund                                     of agreement

                                DATE OF
                                EXISTING        DATE OF
                                ADVISORY         LAST        PURPOSE FOR
                           (AND SUB-ADVISORY) SHAREHOLDER   SUBMITTING TO
          FUND                AGREEMENT(S)     APPROVAL   SHAREHOLDER VOTE
          ----             ------------------ ----------- ----------------
New England Massachusetts        1/3/89        12/19/88   Reorganization
 Tax Free Income Fund                                     of Fund
New England Star Advisers        7/6/94*        7/5/94    Initial approval
 Fund                                                     of agreements
New England Strategic            5/1/95         4/27/95   Initial approval
 Income Fund                                              of agreements
New England Tax Exempt           1/9/87         12/4/86   Reorganization
 Income Fund                                              of Fund and
                                                          reallocation of
                                                          certain expenses
New England Tax Exempt          4/21/83         4/2/85    Initial approval
 Money Market Trust                                       of agreement
New England Value Fund           1/9/87         12/4/86   Increase in
                                                          advisory fee

-----------------------------

* The Sub-Advisory Agreement for New England Star Advisers Fund between NEIC and Berger Associates, Inc. is dated 10/14/94 rather than 7/6/94.

  On May 19, 1994 and May 16, 1995, the Trustees approved the continuation of all the Existing Advisory Agreements (and any related Sub- Advisory Agreements) then in effect. The Trustees initially approved the Existing Advisory Arrangements for New England Growth Opportunities Fund on January 27, 1995, and for New England Strategic Income Fund on April 28, 1995. For New England Star Advisers Fund, the Trustees initially approved the Existing Advisory Agreement, the existing Sub-Advisory Agreements with Loomis Sayles, Janus Capital Corporation and Founders Asset Management, Inc., and a Sub-Advisory Agreement with Berger Associates, Inc. on May 19, 1994, and the current Sub-Advisory Agreement with Berger Associates, Inc. on July 29, 1994. The Trustees approved the proposed advisory arrangements that are the subject of Proposals 1-6 on October 27, 1995.

INFORMATION ABOUT NEFM

  NEFM is a limited partnership. NEFM's sole general partner, NEF Corporation, is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of NEIC. NEF Corporation is also the sole general partner of the Distributor. NEIC owns the entire limited partnership interest in each of the Distributor and NEFM. The principal executive officer of the Distributor and NEFM is Henry L.P. Schmelzer, who is President and Trustee of each of the Trusts and whose principal occupation is his positions with the Distributor and NEFM. The address of the Distributor, NEFM, NEF Corporation, NEIC Holdings, NEIC, NEIC, Inc. and Mr. Schmelzer is 399 Boylston Street, Boston, Massachusetts 02116.

  NEFM is proposed to act as adviser to all of the Funds except New England Growth Fund. NEFM currently acts as investment adviser to New England Growth Opportunities Fund and New England Strategic Income Fund, pursuant to Advisory Agreements described earlier in this Part VII. In both cases, it has delegated responsibility for portfolio management to a sub-adviser.

INFORMATION ABOUT BACK BAY ADVISORS

  Back Bay Advisors is a limited partnership. Its sole general partner, Back Bay Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Back Bay Advisors. The principal executive officer of Back Bay Advisors is Charles T. Wallis, who is a Senior Vice President of each of the Trusts and whose principal occupation is his position with Back Bay Advisors. The address of Back Bay Advisors, Back Bay Advisors, Inc. and Mr. Wallis is 399 Boylston Street, Boston, Massachusetts 02116.

  Back Bay Advisors currently acts as investment adviser (and is proposed to act as sub-adviser) to New England Adjustable Rate U.S. Government Fund, New England Bond Income Fund, New England Cash Management Trust--Money Market Series, New England Cash Management Trust--U.S. Government Series, New England Government Securities Fund, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund, New England Tax Exempt Income Fund and New England Tax Exempt Money Market Trust.

  Back Bay Advisors acts as sub-adviser to the following other mutual funds that have a similar objective to the Funds listed below, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at September 30, 1995.

                                  NET ASSETS OF
                                   OTHER FUND                     AVERAGE
                OTHER FUND WITH   (IN MILLIONS)  ANNUAL             NET
     FUND      SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE       ASSET LEVELS
     ----      ------------------ ------------- -------- -------------------------
New England    New England Zenith     $151       0.25%   of the first $50 million
 Bond Income   Fund--Back Bay                    0.20%   of the next $200 million
 Fund          Advisors Bond                     0.15%   of amounts in excess of
               Income Series                             $250 million
New England    New England Zenith      $84      0.15%    of the first $100 million
 Cash          Fund--Back Bay                   0.10%    of amounts in excess of
 Management    Advisors Money                            $100 million
 Trust--Money  Market Series
 Market Series

INFORMATION ABOUT CGM

  CGM has served as investment adviser to New England Growth Fund since March 1, 1990. CGM is a Massachusetts limited partnership organized on December 7, 1989. Its operations are governed by a Second Amended and Restated Limited Partnership Agreement, dated as of June 23, 1993 (the "Second Partnership Agreement").

  CGM's sole general partner, Kenbob, Inc. ("Kenbob"), is a corporation controlled equally by G. Kenneth Heebner and Robert L. Kemp. Messrs. Heebner and Kemp are employees of CGM and officers of New England Funds Trust I. Messrs. Heebner and Kemp are the Directors of Kenbob and also serve as its Chairman and President, respectively. As of September 30, 1995, NEIC owned a 54% limited partnership interest in CGM. The Second Partnership Agreement provides for the sale of part of NEIC's interest in CGM to Kenbob in annual increments. The address of CGM and Kenbob is One International Place, Boston, Massachusetts 02110.

  CGM acts as investment adviser to the following other mutual funds that have similar investment objectives to New England Growth Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                              NET ASSETS OF
                               OTHER FUND
      OTHER FUND WITH         (IN MILLIONS)  ANNUAL           AVERAGE
     SIMILAR OBJECTIVE         AT 9/30/95   FEE RATE     NET ASSET LEVELS
     -----------------        ------------- -------- -------------------------
New England Zenith                $903      0.70%    of the first $200 million
 Fund--Capital                              0.65%    of the next $300 million
 Growth Series                              0.60%    of amounts in excess of
                                                     $500 million
New England Variable              $ 61      0.3066%  of all assets
 Annuity Fund I
CGM Capital Development Fund      $502      0.75%    of the first $200 million
                                            0.70%    of the next $300 million
                                            0.65%    of amounts in excess of
                                                     $500 million

INFORMATION ABOUT LOOMIS SAYLES

  Loomis Sayles is a limited partnership. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Loomis Sayles. The principal executive officer of Loomis Sayles is Robert Blanding, who is a Senior Vice President of New England Funds Trust I and whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 465 First Street West, Sonoma, California 95476.

  Loomis Sayles currently acts as investment adviser (and is proposed to act as sub-adviser) to New England Capital Growth Fund, New England Balanced Fund and New England Value Fund. Loomis Sayles currently acts as a sub-adviser to New England Star Advisers Fund and New England Strategic Income Fund.

  Loomis Sayles acts as investment adviser (or sub-adviser, in the case of the funds marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Funds listed below, for compensation at the annual fee rates of the corresponding average net assets levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                                      NET ASSETS OF
                                       OTHER FUND
                   OTHER FUND WITH    (IN MILLIONS)  ANNUAL          AVERAGE
     FUND         SIMILAR OBJECTIVE    AT 9/30/95   FEE RATE     NET ASSET LEVELS
     ----       --------------------- ------------- -------- ------------------------
New England     New England Zenith        $ 21      0.55%    of the first $25 million
 Star Advisers  Fund--Loomis Sayles                 0.50%    of the next $75 million
 Fund           Small Cap Series*                   0.45%    of the next $100 million
                                                    0.40%    of amounts in excess of
                                                             $200 million
                Maxim Series--            $ 25      0.50%    of the first $10 million
                Maxim Small                         0.40%    of the next $15 million
                Cap Aggressive                      0.35%    of the next $75 million
                Growth Fund                         0.30%    of amounts in excess of
                                                             $100 million
                Loomis Sayles             $103      1.00%    of all assets
                Small Cap Fund
New England     New England Zenith        $ 45      0.50%    of the first $25 million
 Capital Growth Fund--Loomis Sayles                 0.40%    of the next $75 million
 Fund           Avanti Growth Series*               0.35%    of the next $100 million
                                                    0.30%    of amounts in excess of
                                                             $200 million
                Loomis Sayles             $ 48      0.75%    of all assets
                Growth Fund
New England     New England Zenith        $ 13      0.50%    of the first $25 million
 Balanced Fund  Fund--Loomis Sayles                 0.40%    of the next $75 million
                Balanced Series*                    0.30%    of amounts in excess of
                                                             $100 million

INFORMATION ABOUT WESTPEAK

  Westpeak is a limited partnership. Its sole general partner, Westpeak Investment Advisors, Inc. ("Westpeak Inc."), is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Westpeak. The principal executive officer of Westpeak is Gerald H. Scriver, who is a Senior Vice President of New England Funds Trust II and whose principal occupation is his position with Westpeak. The address of Westpeak, Westpeak Inc. and Mr. Scriver is 1011 Walnut Street, Boulder, Colorado 80302. Westpeak currently acts as sub-adviser to New England Growth Opportunities Fund.

  Westpeak acts as sub-adviser to the Westpeak Value Growth Series of New England Zenith Fund, a mutual fund that has a similar investment objective to New England Growth Opportunities Fund. For the sub-advisory services it provides to the Westpeak Value Growth Series of New England Zenith Fund, Westpeak receives compensation at an annual rate of 0.50% of the first $25 million of such fund's average net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million. The net assets of the Westpeak Value Growth Series of New England Zenith Fund at September 30, 1995 were $42 million.

INFORMATION ABOUT BERGER ASSOCIATES, INC.

  Berger Associates, Inc. ("Berger") currently acts as a sub-adviser to New England Star Advisers Fund. Berger's address is 210 University Boulevard, Suite 900, Denver, Colorado 80206. Kansas City Southern Industries, Inc. ("KCSI"), a publicly traded holding company, owns approximately 80% of the stock of Berger. KCSI's address is 114 West 11th Street, Kansas City, Missouri 64105.

  The names, addresses and principal occupations of Berger's principal executive officer and directors are as follows:

        NAME          ADDRESS                  PRINCIPAL OCCUPATION POSITION WITH BERGER
        ----          ------------------------ -------------------- --------------------
Gerard M. Lavin       210 University Boulevard   President and        President and
                      Denver, CO 80206           Director of          Director
                                                 Berger
William M.B. Berger   210 University Boulevard   Chairman of          Chairman of
                      Denver, CO 80206           the Board and        the Board and
                                                 Director of          Director
                                                 Berger
Rodney L. Linafelter  210 University Boulevard   Vice                 Vice
                      Denver, CO 80206           President,           President,
                                                 Chief                Chief
                                                 Investment           Investment
                                                 Officer and          Officer and
                                                 Director of          Director
                                                 Berger
Landon H. Rowland     114 West 11th Street       President,           Director
                      Kansas City, MO 64105      Chief
                                                 Executive
                                                 Officer and
                                                 Director of
                                                 KCSI

  Berger acts as investment adviser (or sub-adviser, in the case of the fund marked with an asterisk below), to the following other mutual funds that have similar investment objectives to New England Star Advisers Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                         NET ASSETS OF
                          OTHER FUND
    OTHER FUND WITH      (IN MILLIONS)  ANNUAL          AVERAGE
   SIMILAR OBJECTIVE      AT 9/30/95   FEE RATE     NET ASSET LEVELS
   -----------------     ------------- -------- ------------------------
The One Hundred Fund,       $2,206       0.75%      of all assets
 Inc.
American Skandia Trust-     $   34       0.55%      of the first $25 million
 Berger Capital Growth                   0.50%      of the next $25 million
 Portfolio*                              0.40%      of amounts in excess of
                                                    $50 million

INFORMATION ABOUT FOUNDERS ASSET MANAGEMENT, INC.

  Founders Asset Management, Inc. ("Founders") currently acts as a sub-adviser to New England Star Advisers Fund. The principal executive officer of Founders is Bjorn K. Borgen, whose principal occupation is his position as Chief Executive Officer and Director of Founders. Mr. Borgen owns all of the stock of Founders. The address of Founders and Mr. Borgen is 2930 East Third Avenue, Denver, Colorado 80206.

  Founders acts as investment adviser to Founders Growth Fund, a mutual fund that has a similar investment objective to New England Star Advisers Fund. For advisory services it provides to Founders Growth Fund, Founders receives compensation at an annual rate of 1.00% of the first $30 million of such fund's average net assets, 0.75% of the next $270 million of such assets, 0.70% of the next $200 million of such assets and 0.65% of such assets in excess of $500 million. The net assets of Founders Growth Fund at September 30, 1995 were $596 million.

INFORMATION ABOUT JANUS CAPITAL CORPORATION

  Janus Capital Corporation ("Janus Capital") currently acts as a sub-adviser to New England Star Advisers Fund. Janus Capital's address is 100 Fillmore Street, Suite 300, Denver, Colorado 80206. KCSI owns approximately 83% of the outstanding voting stock of Janus Capital; and Thomas H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

  The names, addresses and principal occupations of Janus Capital's principal executive officer and directors are as follows:

                                                                     POSITION WITH
        NAME                ADDRESS        PRINCIPAL OCCUPATION      JANUS CAPITAL
        ----                -------        --------------------      -------------
 Thomas H. Bailey                          Chairman of the        Chairman of the
                     100 Fillmore Street,  Board, President       Board, President
                     Suite 300             and Director of        and Director
                     Denver, CO 80206      Janus Capital
 James P. Craig      100 Fillmore Street;  Chief Investment       Chief Investment
                     Suite 300             Officer, Vice          Officer, Vice
                     Denver, CO 80206      President and          President and
                                           Director of Janus      Director; portfolio
                                           Capital                manager of Janus
                                                                  Fund and Janus
                                                                  Balanced Fund
 Michael E. Herman   4900 Oak              Chairman of the        Director
                     Kansas City, MO       Finance
                     64112                 Committee of Ewing
                                           Marion Kauffman
                                           Foundation
 Michael N. Stolper  525 "B" Street;       President of           Director
                     Suite 1080            Stolper
                     San Diego, CA         and Company, Inc.
                     92101
 Thomas A. McDonnell 1004 Baltimore Avenue President, Chief       Director
                     Kansas City, MO       Executive
                     64105                 Officer and
                                           Director of
                                           DST Systems, Inc.
                     114 W 11th Street     Executive Vice
                     Kansas City, MO       President and
                     64105                 Director
                                           of KCSI

  Janus Capital acts as investment adviser (or sub-adviser, in the case of the funds marked with an asterisk below) to the following other mutual funds that have similar investment objectives to New England Star Advisers Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                          NET ASSETS OF
                           OTHER FUND
    OTHER FUND WITH       (IN MILLIONS)  ANNUAL            AVERAGE
   SIMILAR OBJECTIVE       AT 9/30/95   FEE RATE      NET ASSET LEVELS
   -----------------      ------------- -------- ---------------------------
Janus Investment Fund--      $12,058     1.00%   of the first $30 million
 Janus Fund                              0.75%   of the next $270 million
                                         0.70%   of the next $200 million
                                         0.65%   of amounts in excess of
                                                 $500 million
Janus Investment Fund--      $   471     1.00%   of the first $30 million
 Janus Enterprise Fund                   0.75%   of the next $270 million
                                         0.70%   of the next $200 million
                                         0.65%   of amounts in excess of
                                                 $500 million
Janus Investment Fund--      $ 1,578     1.00%   of the first $30 million
 Janus Mercury Fund                      0.75%   of the next $270 million
                                         0.70%   of the next $200 million
                                         0.65%   of amounts in excess of
                                                 $500 million
Janus Investment Fund--      $ 3,068     1.00%   of the first $30 million
 Janus Twenty Fund                       0.75%   of the next $270 million
                                         0.70%   of the next $200 million
                                         0.65%   of amounts in excess of
                                                 $500 million
Janus Investment Fund--      $ 1,872     1.00%   of the first $30 million
 Janus Venture Fund                      0.75%   of the next $270 million
                                         0.70%   of the next $200 million
                                         0.65%   of amounts in excess of
                                                 $500 million
Janus Aspen Series--         $    95     1.00%   of the first $30 million(1)
 Growth Portfolio                        0.75%   of the next $270 million
                                         0.70%   of the next $200 million
                                         0.65%   of amounts in excess of
                                                 $500 million
Janus Aspen Series--         $   144     1.00%   of the first $30 million(1)
 Aggressive Growth Port-                 0.75%   of the next $270 million
 folio                                   0.70%   of the next $200 million
                                         0.65%   of amounts in excess of
                                                 $500 million
American Skandia             $   391     0.60%   of the first $100 million
 Trust--Jancap                           0.55%   of the next $900 million
 Growth Portfolio*                       0.50%   of amounts in excess of
                                                 $1 billion

                        NET ASSETS OF
                         OTHER FUND
    OTHER FUND WITH     (IN MILLIONS)  ANNUAL           AVERAGE
   SIMILAR OBJECTIVE     AT 9/30/95   FEE RATE     NET ASSET LEVELS
   -----------------    ------------- -------- -------------------------
Allmerica Investment        $ 24       0.60%   of the first $100 million
 Trust--Select                         0.55%   of amounts in excess of
 Capital Appreciation                          $100 million
 Fund*
Chubb America Fund--        $ 46       0.75%   of the first $200 million
 Capital Growth                        0.70%   of the next $1.1 billion
 Portfolio*                            0.65%   of amounts in excess of
                                               $1.3 billion
Maxim Series Fund,          $130       0.60%   of the first $100 million
 Inc.--                                0.55%   of amounts in excess of
 Mid-Cap Portfolio*                            $100 million
JNL Series Trust--          $  6       0.60%   of the first $50 million
 JNL Aggressive Growth                 0.55%   of the next $100 million
 Series*                               0.45%   of the next $150 million
                                       0.40%   of amounts in excess of
                                               $300 million
JNL Series Trust--          $  6       0.60%   of the first $50 million
 JNL Capital Growth                    0.55%   of the next $100 million
 Series*                               0.45%   of the next $150 million
                                       0.40%   of amounts in excess of
                                               $300 million
Lincoln National            $111       0.60%   of the first $100 million
 Capital Appreciation                  0.55%   of amounts in excess of
 Fund, Inc.*                                   $100 million
Pacific Select Fund--       $162       0.60%   of the first $100 million
 Growth LT Portfolio*                  0.55%   of amounts in excess of
                                               $100 million
Sierra Trust Funds--        $268       0.55%   of the first $100 million
 Emerging Growth                       0.50%   of amounts in excess of
 Fund*                                         $100 million
Sierra Trust Funds--        $208       0.55%   of the first $100 million
 Growth Fund*                          0.50%   of amounts in excess of
                                               $100 million
The Sierra Variable         $ 40       0.55%   of the first $25 million
 Trust--Emerging                       0.50%   of amounts in excess of
 Growth Fund*                                  $25 million
The Sierra Variable         $ 91       0.55%   of the first $25 million
 Trust--Growth Fund*                   0.50%   of amounts in excess of
                                               $25 million
Traveler's Fund U--         $117       0.55%   of all assets
 Capital Appreciation
 Fund
IDEX Fund*                  $329      50% of the fees received by
                                      the Fund's adviser
                                      less 50% of fee waiver
                                      or reimbursement
                                      provided by adviser(2)
IDEX II Series Fund--       $492      50% of the fees received by
 IDEX II Growth                       the Fund's adviser
 Portfolio*                           less 50% of fee waiver
                                      or reimbursement
                                      provided by adviser(2)
IDEX II Series              $  9      50% of the fees received by
 Fund--                               the Fund's adviser
 IDEX II Capital                      less 50% of fee waiver
 Appreciation                         or reimbursement
 Portfolio*                           provided by adviser(2)

                   NET ASSETS OF
                    OTHER FUND
 OTHER FUND WITH   (IN MILLIONS)  ANNUAL      AVERAGE
SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE NET ASSET LEVELS
-----------------  ------------- -------- ----------------
IDEX Fund 3*          $  166     50% of the fees received
                                 by
                                 the Fund's adviser
                                 less 50% of fee waiver
                                 or reimbursement
                                 provided by adviser(3)
WRL Series Fund,      $1,115      0.40%    of all assets
 Inc.--Growth
 Portfolio*

-----------------------------

(1) Janus Capital has agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund and Janus Enterprise Fund (which correspond to the Growth Portfolio and Aggressive Growth Portfolio, respectively, of Janus Aspen Series) were 0.65% and 0.75%, respectively, for the quarter ended March 31, 1995.

(2) The adviser's fee is 1.00% of the first $750 million of the fund's average net assets, 0.90% of the next $250 million of such assets and 0.85% of such assets in excess of $1 billion.

(3) The adviser's fee is 1.00% of the fund's average net assets.

INFORMATION ABOUT DRAYCOTT

  Draycott, formed in 1991, is a wholly-owned subsidiary of NEIC until its acquisition by Cursitor Holdings is consummated. (See Part IV of this Proxy Statement.) Draycott currently acts as adviser (and is proposed to act as sub-adviser) to New England International Equity Fund. Draycott's address is 8 City Road, London EC2Y 1HE England. The names and principal occupations of Draycott's principal executive officer and directors are as follows:

                                                                     POSITION WITH
       NAME               ADDRESS         PRINCIPAL OCCUPATION          DRAYCOTT
       ----               -------       ------------------------- --------------------
Nicholas D.P. Carn  8 City Road,        Chief Executive Officer,  Chief Executive
                    London, England     President, Chief          Officer, President,
                    EC 2Y 1HE           Investment Officer and    Chief Investment
                                        Director of Draycott      Officer and Director
Peter S. Voss       399 Boylston Street Chief Executive Officer   Director
                    Boston, MA 02116    and President of NEIC
Sherry Umberfield   399 Boylston Street Executive Vice President, Director
                    Boston, MA 02116    of NEIC

  Draycott acts as sub-adviser to the following other mutual funds that have similar investment objectives to New England International Equity Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other Funds at September 30, 1995.

                       NET ASSETS OF
                        OTHER FUND
   OTHER FUND WITH     (IN MILLIONS)  ANNUAL          AVERAGE
  SIMILAR OBJECTIVE     AT 9/30/95   FEE RATE     NET ASSET LEVELS
  -----------------    ------------- -------- ------------------------
New England                 $12       0.75%   of the first $10 million
 Zenith Fund--                        0.60%   of the next $40 million
 Draycott                             0.45%   of amounts in excess of
 International                                $50 million
 Equity Series
Maxim Series Fund--         $63       0.60%   of the first $10 million
 Foreign Equity                       0.50%   of the next $40 million
 Portfolio                            0.35%   of amounts in excess of
                                              $50 million


CERTAIN BROKERAGE MATTERS

  In determining to recommend Proposals 1-6, the Trustees considered the following policies of the Funds' advisers and sub-advisers with respect to certain matters relating to the execution of portfolio transactions for the
Funds:

  ALL FUNDS (EXCEPT SEGMENTS OF NEW ENGLAND STAR ADVISERS FUND ADVISED BY BERGER AND JANUS CAPITAL). In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors, CGM, Draycott, Founders, Westpeak and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers who provide Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other accounts advised by Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles. The business would not be so placed in the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles. The services may also be used by Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

  In placing orders for the purchase and sale of equity securities, each Fund's adviser (or sub-adviser) selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser (or sub-adviser) will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. No Fund will pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  NEW ENGLAND STAR ADVISERS FUND (SEGMENT ADVISED BY BERGER). Berger places portfolio transactions for its segment of New England Star Advisers Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, Berger may place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission then being charged by another broker where such commission is the result of Berger having reasonably taken into account the quality and reliability of the brokerage services, including, without limitation, the availability and value of research services or execution services. Berger places portfolio brokerage business of its segment of New England Star Advisers Fund with brokers who provide useful research services to Berger. Such research services typically consist of studies made by investment analysts or economists relating either to the past record of and future outlook for companies and the industries in which they operate, or to national and worldwide economic conditions, monetary conditions and trends in investors' sentiment, and the relationship of these factors to the securities market. In addition, such analysts may be available for regular consultation so that Berger may be apprised of current developments in the above-mentioned factors. The research services received from brokers are often helpful to Berger in performing its investment advisory responsibilities to its segment of New England Star Advisers Fund, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger advisory personnel to analyze and evaluate the securities in which its segment of the Fund invests. The research services obtained as a result of the Fund's brokerage business also will be useful to Berger in making investment decisions for its other advisory accounts and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger in rendering investment advice to its segment of the Fund. Although such research services may be deemed to be of value to Berger, they are not expected to decrease the expenses that Berger would otherwise incur in performing investment advisory services for its segment of the Fund nor will the sub-advisory fees that are received by Berger for providing services to the Fund be reduced as a result of the availability of such research services from brokers.

  NEW ENGLAND STAR ADVISERS FUND (SEGMENT ADVISED BY JANUS CAPITAL). Decisions as to the assignment of portfolio business for the segment of New England Star Advisers Fund's portfolio advised by Janus Capital and negotiation of commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segment of the Fund's portfolio, Janus Capital may cause the Fund to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction, as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

  In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; the financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchases or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and other products and services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

  Janus Capital may use research products and services in servicing other accounts in addition to New England Star Advisers Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process,

Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

  Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for New England Star Advisers Fund. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

  GENERAL. Subject to procedures adopted by the Trustees, brokerage transactions for each Fund (except New England Tax Exempt Money Market Trust and the two Series of New England Cash Management Trust) may be executed by brokers that are affiliated with the Distributor or the Fund's adviser or sub-adviser(s). Any such transactions will comply with Rule 17e-1 under the 1940 Act, which requires that the commissions paid on such transactions not exceed "usual and customary" brokerage commissions. The rule defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trusts, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review those procedures periodically. The Funds did not pay any amounts to affiliated brokers during their most recent fiscal year.

  Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with such Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of a Fund may not serve as the Fund's dealer in connection with such transactions.

  It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

INFORMATION ABOUT CERTAIN TRUSTEES AND OFFICERS OF THE TRUSTS

  The following table lists persons who are officers or Trustees of the Trusts and are also officers, directors, employees or shareholders of the advisers or sub-advisers to the Funds listed below. In the second column of the table, "I," "II," "CMT" and "TEMMT" represent, respectively, New England Funds Trust I, New England Funds Trust II, New England Cash Management Trust and New England Tax Exempt Money Market Trust; and "All" indicates that a person is an officer or Trustee of all four of the Trusts.

                               TRUST(S) WITH WHICH
                              POSITION OF OFFICER OR                    ADVISER OR
  NAME                           TRUSTEE IS HELD                        SUB-ADVISER
  ----                        ----------------------                 -----------------
Peter S. Voss                           All                             Draycott, NEIC
Henry L.P. Schmelzer                    All                                       NEFM
Frank Nesvet                            All                                       NEFM
Robert P. Connolly                      All                                       NEFM
Bruce R. Speca                          All                                       NEFM
Sheila M. Barry                         All                                       NEFM
Peter H. Duffy                          All                                       NEFM
Robert J. Blanding                        I                              Loomis Sayles
Meri Ann Beck                             I                              Loomis Sayles
David M. Davis                            I                              Loomis Sayles
Carol C. McMurtrie                        I                              Loomis Sayles
Scott S. Pape                             I                              Loomis Sayles
Jeffery C. Petherick                      I                              Loomis Sayles
Tricia Mills                              I                              Loomis Sayles
Richard W. Hurkes                         I                              Loomis Sayles
Charles J. Finlayson                      I                              Loomis Sayles
G. Kenneth Heebner                        I                                        CGM
Robert L. Kemp                            I                                        CGM
Gerald H. Scriver                        II                                   Westpeak
Phillip J. Cooper                        II                                   Westpeak
Charles T. Wallis                       All                          Back Bay Advisors
Christine Creelman                    I, II                          Back Bay Advisors
Harold B. Bjornson                      All                          Back Bay Advisors
Catherine L. Bunting                     II                          Back Bay Advisors
Kimberly Forsyth                      I, II                          Back Bay Advisors
Charles A. Glueck                     I, II                          Back Bay Advisors
Eric Gutterson                        I, II                          Back Bay Advisors
John E. Maloney                       TEMMT                          Back Bay Advisors
Scott A. Millimet                     I, II                          Back Bay Advisors
J. Scott Nicholson                      All                          Back Bay Advisors
Douglas D. Ramos                          I                              Loomis Sayles
Edgar M. Reed                         I, II                          Back Bay Advisors
James S. Welch                           II                          Back Bay Advisors
Nathan R. Wentworth                       I                          Back Bay Advisors

VIII. OTHER INFORMATION

SHARES AND SHAREHOLDERS AS OF THE RECORD DATE

  The number of shares of beneficial interest of each Fund issued and outstanding as of the Record Date are as follows:

                                                                      SHARES
                                                                  OUTSTANDING ON
                              FUND                                 RECORD DATE
                              ----                                --------------
New England Adjustable Rate U.S. Government Fund ................   50,454,001
New England Balanced Fund .......................................   21,810,281
New England Bond Income Fund ....................................   18,183,679
New England Capital Growth Fund .................................    7,914,163
New England Cash Management Trust--Money Market Series ..........  666,040,500
New England Cash Management Trust--U.S. Government Series .......   60,168,003
New England Government Securities Fund ..........................   13,581,654
New England Growth Fund .........................................  112,423,776
New England Growth Opportunities Fund ...........................   10,811,388
New England High Income Fund ....................................    5,411,591
New England Intermediate Term Tax Free Fund of California .......    5,077,264
New England Intermediate Term Tax Free Fund of New York .........    2,328,245
New England International Equity Fund ...........................   16,704,259
New England Limited Term U.S. Government Fund ...................   32,355,600
New England Massachusetts Tax Free Income Fund ..................    7,504,115
New England Star Advisers Fund ..................................   27,717,272
New England Strategic Income Fund ...............................    5,987,885
New England Tax Exempt Income Fund ..............................   65,281,439
New England Tax Exempt Money Market Trust .......................   27,377,177
New England Value Fund ..........................................   30,880,798

  As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) the following numbers of shares of the following Funds, representing the indicated percentage of the outstanding shares of the relevant Fund:

                                                    NUMBER OF
           FUND                   SHAREHOLDER         SHARES     %
           ----                   -----------       ---------    -
New England Adjustable Rate  Molten Metal            2,855,220  5.69
U.S. Government              Technology, Inc.
Fund--Class A                51 Sawyer Rd.
                             Waltham, MA 02154
                             San Bernardino County  10,124,900 20.19
                             Treasurer
                             172 W. Third St.
                             San Bernardino, Ca
                             92415
                             Seagate Technology      2,757,821   5.5
                             920 Disc Drive
                             P.O. Box 66360
                             Scotts Valley, CA
                             95066-4544
                             Prudential Securities   2,529,760  5.04
                             For the Benefit of
                             Marquette Bank, N.A.
                             60 S. 6th St.
                             Minneapolis, MN
                             55402-4400


                                                           NUMBER OF
               FUND                      SHAREHOLDER        SHARES     %
               ----                      -----------       ---------   -
New England Adjustable Rate         NFSC For the Exclusive    20,298  6.57
U.S. Government Fund--Class B       Benefit of
                                    Lynn C. Knarr
                                    14 Canal Rd.
                                    Westport, CT 06880-
                                    6904
                                    Smith Barney Inc.         21,002  6.80
                                    Account Number
                                    00167338643
                                    388 Greenwich St.
                                    New York, NY 10013-
                                    2375
New England Balanced Fund--Class C  State Street Bank &        3,612 11.20
                                    Trust Co.--
                                    Cust. for the IRA of
                                    William J. Walker
                                    11 Saddle Club Rd.
                                    Lexington, MA 02173-
                                    2102
                                    Great Lakes Elevator,      5,657 17.54
                                    Inc.
                                    Employees 401(k) Plan
                                    401 Hall St. SW Box 9
                                    Grand Rapids, MI
                                    49503-5098
                                    PaineWebber For the        2,088  6.47
                                    Benefit of
                                    Susan R. Labunski
                                    916 Union Street
                                    Apt 5C
                                    Brooklyn, NY 11215-
                                    1628
New England Balanced Fund--Class Y  The New England          265,546  6.18
                                    Progress Sharing Plan
                                    c/o Benefit Admin.
                                    Services
                                    501 Boylston Street
                                    Boston, MA 02116
                                    New England Mutual     3,471,708 80.74
                                    Life Insurance Co.
                                    501 Boylston Street-
                                    6th Floor
                                    Boston, MA 02116-3706
                                    The New England          273,653  6.36
                                    Agents' Retirement
                                    Plan
                                    c/o Benefit Admin.
                                    Services
                                    501 Boylston Street
                                    Boston, MA 02116
New England Bond Income Fund--      State Street Bank &        5,455 20.20
Class C                             Trust Co.--
                                    Cust. for the IRA of
                                    William J. Walker
                                    11 Saddle Club Rd.
                                    Lexington, MA 02173-
                                    2102
                                    Marily Cantrell            1,402  5.19
                                    1117 W. Payne St.
                                    Olney, TX 76374-1369
                                    State Street Bank &        1,918  7.10
                                    Trust Co.--
                                    Cust. for the IRA
                                    Rollover of
                                    Arthur C. Schrader,
                                    Jr.
                                    Indianapolis, IN
                                    46240-2984

                                                               NUMBER OF
                 FUND                        SHAREHOLDER         SHARES     %
                 ----                        -----------       ---------    -
                                        Advest, Inc.                1,968  7.29
                                        Account Number 202-
                                        07949-19
                                        280 Trumbull St.
                                        Hartford, CT 06103-
                                        3502
                                        Resources Trust Co.--       1,734  6.42
                                        IRA
                                        For the Benefit of
                                        Gordon W. Horton
                                        Account Number 1-481-
                                        34-3788
                                        P.O. Box 5900
                                        Denver, CO 80217-5900
                                        Jarle B. Leirfallom         1,661  6.15
                                        2730 Hazelwood Ave.
                                        Apt 111
                                        Maplewood, MN 55109-
                                        1133
                                        PaineWebber For the         1,729  6.40
                                        Benefit of
                                        Ann W. Grunwalt
                                        3765 Winding Pine
                                        Drive
                                        Metamora, MI 48455-
                                        8969
New England Capital Growth Fund--Class  State Street Bank &         1,666 13.29
 C                                      Trust Co.--
                                        Cust. for the IRA of
                                        William J. Walker
                                        11 Saddle Club Rd.
                                        Lexington, MA 02173-
                                        2102
                                        State Street Bank &         1,230  9.81
                                        Trust Co.--
                                        Cust. for the IRA of
                                        Rita D. Kiehle
                                        1716 8th St. NW
                                        Grand Rapids, MI
                                        49504-3905
                                        Wanda N. Burkett            1,109  8.85
                                        Kenneth D. Burkett JT
                                        TEN
                                        40 Twining Rd.
                                        Taos Ski Valley, NM
                                        87525
                                        James R. Peyton MD PA         865  6.90
                                        Profit Sharing Plan
                                        64 Merrimon Ave.
                                        Asheville, NC 28801-
                                        2323
                                        Larry Minnick               1,577 12.58
                                        8105 Bromlay Pl.
                                        Indianapolis, IN
                                        46219-2851
                                        Raymond James &             1,405 11.21
                                        Assoc. Inc.-- Cust.
                                        for the IRA Rollover
                                        of Norman P. Swefford
                                        2236 E. Rock Creek
                                        Rd.
                                        Arnold, MO 63010-3605
New England Cash Management Trust--     National Financial     50,870,415  7.70
 Money Market Series--Class A           Services Corp.
                                        For the Exclusive
                                        Benefit of
                                        its Customers
                                        200 Liberty St.
                                        1 World Financial
                                        Center
                                        New York, NY 10281-
                                        0095

                                                                NUMBER OF
                 FUND                         SHAREHOLDER        SHARES     %
                 ----                         -----------       ---------   -
New England Cash Management Trust--U.S.  Kevin M. Mahony        3,401,692  5.74
 Government Series--Class A              Mary S. Mahony JT TEN
                                         228 Common Street
                                         Belmont, MA 02178-
                                         2916
                                         National Financial     5,765,490  9.72
                                         Series Corp.
                                         For the Exclusive
                                         Benefit of
                                         its Customers
                                         200 Liberty St.
                                         1 World Financial
                                         Center
                                         New York, NY 10281-
                                         0095
New England Cash Management Trust--      Smith Barney Inc.        101,603 11.74
 U.S. Government Series--Class B         Account No.
                                         00167333729
                                         388 Greenwich Street
                                         New York, NY 10013-
                                         2375
                                         Jean J. Magill--          76,302  8.81
                                         Guardian for
                                         Property of
                                         James C. Magill, Jr.
                                         P.O. Box 1673
                                         Snellville, GA 30278-
                                         1673
                                         Jean Magill--Guardian     76,302  8.81
                                         for
                                         Property of
                                         Amy L. Magill
                                         P.O. Box 1673
                                         Snellville, GA 20278-
                                         1678
                                         Mable J. Snell           106,407 12.29
                                         2145 North Rd.
                                         Snellville, GA 30278-
                                         2630
                                         State Street Bank &       79,043  9.13
                                         Trust Co.--
                                         Cust. for the IRA
                                         Rollover of
                                         Ronald J. Weber
                                         101 Rainbow Dr. Apt.
                                         #4691
                                         Edison, NJ 08820-1158
                                         State Street Bank &       45,572  5.26
                                         Trust Co.
                                         Cust. for the IRA
                                         Rollover of
                                         Marilyn Seidner
                                         Batshaw
                                         166 Westgate Dr.
                                         Edison, NJ 08820-1158
                                         Winnie S. Escoe           50,681  5.86
                                         5102 Arthur Ave.
                                         Oakwood, GA 30566-
                                         2633
                                         Thomas Smith Co. Inc.     85,154  9.84
                                         401K Plan
                                         288 Grove St.
                                         Worcester, MA 01605-
                                         3908
New England Government Securities        State Street Bank &       23,531  6.24
 Fund--Class B                           Trust Co.--
                                         Cust. for the IRA
                                         Rollover of
                                         Edith H. Growson
                                         22410 Provincial
                                         Katy, TX 77450-1624

                                                               NUMBER OF
                 FUND                        SHAREHOLDER        SHARES     %
                 ----                        -----------       ---------   -
New England Government Securities       New England Mutual      474,856    100
 Fund--Class Y                          Life Insurance
                                        Company
                                        501 Boylston Street
                                        Boston, MA 02116
New England Growth Opportunities        PaineWebber For the       4,256   6.02
 Fund--Class C                          Benefit of
                                        Martin Karplus
                                        133 Irving St.
                                        Cambridge, MA 12138-
                                        1906
                                        PaineWebber               4,219   5.97
                                        Cust. For the Benefit
                                        of
                                        David R. Cray
                                        P.O. Box 3321
                                        Weehawken, NJ 07087-
                                        8154
                                        PaineWebber For the      13,601  19.25
                                        Benefit of
                                        Shraga Kawior Esq.--
                                        Personal
                                        Representative--
                                        Estate of
                                        Moses Lichtig
                                        8401 Colesvilles Rd.
                                        Suite 420
                                        Silver Spring, MD
                                        20910-3363
New England Intermediate Term Tax Free  Merrill Lynch Pierce     84,577  11.17
 Fund of California--Class B            Fenner & Smith, Inc.
                                        Mutual Fund
                                        Operations
                                        4800 Deer Lake Drive
                                        East
                                        Jacksonville, FL
                                        32246-6484
                                        Smith Barney Shearson    54,030   7.13
                                        Account Numbers
                                        00164702313
                                        388 Greenwich St.
                                        New York, NY 10013-
                                        2375
                                        Smith Barney Inc.        45,337   5.99
                                        Account Number
                                        00168604468
                                        388 Greenwich St.
                                        New York, NY 10013-
                                        2375
New England Intermediate Term Tax       Smith Barney, Inc.      106,007   5.02
 Free Fund of New York--Class A         Account Number
                                        0168732050
                                        388 Greenwich Street
                                        New York, NY 10013-
                                        2375
New England Intermediate Term Tax       NFSC For the             12,730   5.84
 Free Fund of New York--Class B         Exclusive Benefit of
                                        Account Number
                                        OXM-606006
                                        Julius Slomowitz
                                        c/o Hotel Metro
                                        45 W 35th Street,
                                        Room 512
                                        New York, NY 10001-
                                        2202
                                        PaineWebber For the      17,227   7.90
                                        Benefit of
                                        Nathan R. Lorman and
                                        Vivian Lorman JT WROS
                                        130 East 63rd Street
                                        New York, NY 10021-
                                        7334

                                                                NUMBER OF
            FUND                       SHAREHOLDER               SHARES     %
            ----                       -----------              ---------   -
                                 NFSC For the Exclusive            14,278  6.55
                                 Benefit of Account Number
                                 OBV-587265
                                 Frank Paulino Trustee
                                 Frank Paulino Revocable Trust
                                 763 Washington Street
                                 Franklin Square NY 11010-3801
New England International        PaineWebber For the Benefit        5,066  9.55
 Equity Fund Class C             of
                                 Polly P. White
                                 240 S. High Haro Drive
                                 Friday Harbor, WA 98250-9442
                                 PaineWebber For the Benefit        3,404  6.41
                                 of
                                 Karen J. Foley
                                 12 Walden Oaks
                                 St. Joseph, MO 64505-9400
                                 PaineWebber For the Benefit        3,301  6.22
                                 of
                                 First Minnetonka City Bank--
                                 Cust. for
                                 Rick A. Rosoff
                                 14550 Excelsior Blvd.
                                 Minnetonka, MN 55345-5822
New England International        Walker Art Center                454,995  9.30
 Equity Fund--Class Y            Vineland Place
                                 Minneapolis, MN 55403
                                 The New England                  291,020  5.95
                                 Progress Sharing Plan
                                 c/o Benefit Admin. Services
                                 501 Bolyston Street
                                 Boston, MA 02116-3706
                                 New England Mutual             2,521,550 51.52
                                 Life Ins. Co.
                                 Separate Investment
                                 Accounting
                                 501 Boylston Street, 6th
                                 Floor
                                 Boston, MA 02116-3706
                                 First Bank North--As Agent       631,457 12.90
                                 Holding Shares
                                 for BHS Custody Agency
                                 Mutual Funds--
                                 Account Number 14067563
                                 P.O. Box 64010
                                 St. Paul, MN 55164-0010
New England Limited Term         Hook's Concrete Construction      37,961 13.30
 U.S. Government Fund--Class     Corp.--Defined Benefit
 C                               Pension Plan and Trust
                                 527 East 169th St.
                                 South Holland, IL 60473-2925
                                 State Street Bank and             29,689 10.40
                                 Trust Co.--
                                 Cust. for the IRA of
                                 E. Richard Snell, Jr.
                                 4400 Hidden Stream Dr.
                                 Loganville, GA 30249

                                                                NUMBER OF
                 FUND                         SHAREHOLDER        SHARES     %
                 ----                         -----------       ---------   -
                                         Smith Barney Inc.         16,973  5.95
                                         Account Number
                                         00169860084
                                         388 Greenwich St.
                                         New York, NY 10013-
                                         2375
                                         Smith Barney Inc.         16,476  5.77
                                         Account Number
                                         00169862477
                                         388 Greenwhich St.
                                         New York, NY 10013-
                                         2375
                                         Smith Barney Inc.         22,381  7.84
                                         Account Number
                                         00169862469
                                         388 Greenwhich St.
                                         New York, NY 10013-
                                         2375
New England Limited Term U.S.            New England Mutual       187,083 42.09
 Government Fund--Class Y                Life Ins. Co.--
                                         Separate Investment
                                         Accounting
                                         501 Boylston St.--6th
                                         Floor
                                         Boston, MA 02116-3706
                                         NEIC Master              257,425 57.91
                                         Retirement Trust
                                         c/o Defined
                                         Contribution
                                         Services-- The New
                                         England PO Box 755
                                         Boston, MA 02117
New England Massachusetts                Willie Maginest           25,485  6.95
 Tax Free Income Fund--Class B           2001 Marina Drive
                                         #704
                                         North Quincy, MA
                                         02171-1542
New England Star Advisers Fund--Class Y  New England Mutual       272,204   100
                                         Life Ins. Co.--
                                         Separate Investment
                                         Accounting
                                         501 Boylston St.--6th
                                         Floor
                                         Boston, MA 02116-3306
New England Tax Exempt                   National Financial     8,737,660 13.46
 Money Market Trust--Class A             Services
                                         Corp.--For the
                                         Exclusive
                                         Benefit of our
                                         Customers
                                         200 Liberty St.
                                         1 World Financial
                                         New York, NY 10281
New England Tax Exempt                   Roy S. Takaki             20,693  5.40
 Money Market Trust--Class B             Gail M. Takaki JT TEN
                                         7275 Nohili St.
                                         Honolulu, HI 96825-
                                         2249
                                         Henry S. Belber II       121,928 31.84
                                         Trico Construction
                                         Co., Inc.
                                         229 Lancaster Ave.
                                         Devon, PA 19333-1589
                                         Lawrence Friedman        133,447 34.85
                                         Alex Friedman JT TEN
                                         160 Washington Ave.
                                         Watchung, NJ 07060-
                                         6321
                                         Ann Coughlin              55,240 14.42
                                         Box 399 Golf Course
                                         Rd.
                                         Dallas, PA 18612-0399

                                                        NUMBER OF
             FUND                     SHAREHOLDER        SHARES     %
             ----                     -----------       ---------   -
New England Value Fund--Class C  NFSC For the              4,085   5.27
                                 Exclusive Benefit
                                 of Acct. Number 041-
                                 647039
                                 Henry L. Johnson
                                 Florence L. Johnson
                                 639 Meadowbrook Drive
                                 Huntingdon Valley, PA
                                 19006-6914
                                 Iris S. Caldwell         11,575  14.93
                                 c/o Jack Whiteley
                                 24032 153rd St Place
                                 SE
                                 Monroe, WA 98272-7673
New England Value Fund--Class Y  New England Mutual      714,379    100
                                 Life
                                 Ins. Co.--Separate
                                 Investment
                                 Accounting
                                 501 Boylston St.--6th
                                 Floor
                                 Boston, MA 02116

QUORUM; ADJOURNMENT; MATTERS TO COME BEFORE THE MEETING

  Forty percent of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect each Proposal relating to such Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trusts as tellers for the Meeting. As to each Proposal to be voted on by shareholders of a Fund, shares of that Fund as to which the proxies are instructed to abstain from voting will have the effect of a negative vote on the proposal.

  In the event that a quorum is not present for purposes of acting on any Proposal, or sufficient votes in favor of any Proposals 1 through 10 with respect to any relevant Fund are not received by December 28, 1995, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 through 10. They will vote against any such adjournment those proxies required to be voted against any of Proposals 1 through 10 and will not vote any proxies that direct them to abstain from voting on such Proposals.

  Although the Meeting is called to transact any other business that may properly come before it, the only business management intends to present or knows that others will present is Proposals 1 through 10 mentioned in the attached Notice of Special Meeting. However, shareholders are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

  Shareholder proposals to be presented at any future meeting of shareholders of any Trust must be received by that Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                                                APPENDIX A

  The following tables contained in this Appendix A summarize the maximum transaction costs from investing in nine of the Funds, for which an increase in expenses is proposed, and the annual expenses borne by each Class of those Fund's shares in each Fund's last fiscal year, as well as such annual expenses calculated on a pro forma basis assuming that the new Advisory Agreement that is the subject of Proposal 2 had been in effect beginning at the start of each Fund's last fiscal year.

             NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND

                                                           SHAREHOLDER
                                                      TRANSACTION EXPENSES
                                                      ------------------------
                                                       CLASS A       CLASS B
                                                      ----------    ----------
 Maximum Initial Sales Charge imposed on a purchase
  (as a percentage of offering price)(1)(2)..........        1.00%         None
 Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or redemption
  proceeds, as applicable)...........................          (3)         4.00%

-----------------------------
(1) Reduced Class A sales charges apply in some cases.
(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases of Class A shares greater than $1,000,000 redeemed within approximately one year after purchase.

                                         ANNUAL FUND OPERATING EXPENSES
                                         (AS A PERCENTAGE OF AVERAGE NET
                                          ASSETS DURING THE YEAR ENDED
                                               DECEMBER 31, 1994)
                                       ---------------------------------------
                                                            PRO FORMA
                                                          (ASSUMING THE
                                                      PROPOSED NEW ADVISORY
                                                      ARRANGEMENTS HAD BEEN
                                         ACTUAL      IN EFFECT SINCE 1/1/94)
                                       ------------  -----------------------
                                       CLASS  CLASS     CLASS         CLASS
EXPENSE TYPE                             A      B         A             B
------------                           -----  -----  -----------   -----------
Advisory Fees......................... 0.25%* 0.25%*       0.33%**       0.33%**
12b-1 Fees............................ 0.25%  1.00%        0.25%         1.00%
Administrative Services Fees.......... 0.09%* 0.09%*      None          None
Other Expenses........................ 0.11%  0.11%        0.12%         0.12%
Total Fund Operating Expenses......... 0.70%* 1.45%*       0.70%**       1.45%**

-----------------------------

* After voluntary fee waiver and expense reduction by the Fund's adviser and/or the Distributor. Without the voluntary limitations, Advisory Fees and Administrative Service Fees would be 0.38% and 0.14%, respectively; and Total Fund Operating Expenses would be 0.88% for Class A shares and 1.63% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser or the Distributor at any time.

** After voluntary fee waiver and expense reduction by the Fund's adviser and/or the Distributor. Without the voluntary limitations, Advisory Fees would be 0.52% and Total Fund Operating Expenses would be 0.89% for Class A shares and 1.64% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser or the Distributor at any time.

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example (which give effect to the voluntary limitations described in the footnotes to the preceding table) should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                      BASED ON PRO FORMA EXPENSES
                                                      FOR THE YEAR ENDED 12/31/94
                        BASED ON ACTUAL EXPENSES      (ASSUMING THE PROPOSED NEW
                            INCURRED DURING            ADVISORY ARRANGEMENTS HAD
                        THE YEAR ENDED 12/31/94      BEEN IN EFFECT SINCE 1/1/94)
                       ----------------------------  -------------------------------
                        CLASS     CLASS     CLASS      CLASS      CLASS      CLASS
                          A         B        B(1)        A          B        B(1)
                       --------  --------  --------  ---------  ---------  ---------
1 year................ $     37  $     55  $     15  $      37  $      55  $      15
3 years............... $     52  $     76  $     46  $      52  $      76  $      46
5 years............... $     68  $     89  $     79  $      68  $      89  $      79
10 years(2) ..........     $114      $153      $153       $114       $153       $153

-----------------------------

(1) Assumes no redemption.

(2) Class B shares automatically convert to Class A shares eight years after purchase; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

          NEW ENGLAND CASH MANAGEMENT TRUST--MONEY MARKET SERIES

                                                                SHAREHOLDER
                                                                TRANSACTION
                                                                 EXPENSES
                                                              -----------------
                                                              CLASS A   CLASS B
                                                              -------   -------
 Maximum Initial Sales Charge imposed on a purchase (as a
  percentage of offering price)..............................  None      None
 Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)................................................  None(1)   None(1)

-----------------------------

(1) Shares of each Class are sold without any sales charge. However, Class A and B shares may be subject to a contingent deferred sales charge if the shares were purchased by exchange from another of the Funds.

                                               ANNUAL FUND OPERATING EXPENSES
                                               (AS A PERCENTAGE OF AVERAGE NET
                                             ASSETS DURING THE FISCAL YEAR ENDED
                                                       JUNE 30, 1995)
                                             -----------------------------------
                                                                PRO FORMA
                                                              (ASSUMING THE
                                                          PROPOSED NEW ADVISORY
                                                          ARRANGEMENTS HAD BEEN
                                               ACTUAL    IN EFFECT SINCE 7/1/94)
                                             ----------- -----------------------
                                             CLASS CLASS    CLASS       CLASS
EXPENSE TYPE                                   A     B        A           B
------------                                 ----- ----- ----------- -----------
Advisory Fees............................... 0.42% 0.42%       0.42%       0.42%
12b-1 Fees..................................  None  None        None        None
Other Expenses.............................. 0.46% 0.46%       0.47%       0.47%
Total Fund Operating Expenses............... 0.88% 0.88%       0.89%       0.89%

-----------------------------

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                         BASED ON PRO FORMA
                                                       EXPENSES FOR THE FISCAL
                                                         YEAR ENDED 6/30/95
                      BASED ON ACTUAL EXPENSES       (ASSUMING THE PROPOSED NEW
                           INCURRED DURING            ADVISORY ARRANGEMENTS HAD
                    THE FISCAL YEAR ENDED 6/30/95   BEEN IN EFFECT SINCE 7/1/94)
                    ------------------------------  ------------------------------
                        CLASS           CLASS           CLASS           CLASS
                          A               B               A               B
                    --------------  --------------  --------------  --------------
1 year............. $            9  $            9  $            9  $            9
3 years............ $           28  $           28  $           28  $           28
5 years............ $           49  $           49  $           49  $           49
10 years ..........           $108            $108            $110            $110

         NEW ENGLAND CASH MANAGEMENT TRUST--U.S. GOVERNMENT SERIES

                                                             SHAREHOLDER
                                                             TRANSACTION
                                                              EXPENSES
                                                       -------------------------
                                                       CLASS A           CLASS B
                                                       -------           -------
 Maximum Initial Sales Charge imposed on a purchase
  (as a percentage of offering price).................  None             None
 Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or redemption
  proceeds, as applicable)............................  None             None(1)

-----------------------------


(1) Shares of each Class are sold without any sales charge. However, Class A and B shares may be subject to a contingent deferred sales charge if the shares were purchased by exchange from another of the Funds.

                                         ANNUAL FUND OPERATING EXPENSES
                                  (AS A PERCENTAGE OF AVERAGE NET ASSETS DURING
                                      THE FISCAL YEAR ENDED JUNE 30, 1995)
                                 -----------------------------------------------
                                                                PRO FORMA
                                                              (ASSUMING THE
                                                                PROPOSED
                                                              NEW ADVISORY
                                                              ARRANGEMENTS
                                                                HAD BEEN
                                                                IN EFFECT
                                         ACTUAL               SINCE 7/1/94)
                                 ----------------------- -----------------------
                                    CLASS       CLASS       CLASS       CLASS
EXPENSE TYPE                          A           B           A           B
------------                     ----------- ----------- ----------- -----------
Advisory Fees...................       0.43%       0.43%       0.43%       0.43%
12b-1 Fees......................    None        None        None        None
Other Expenses..................       0.49%       0.49%       0.56%       0.56%
Total Fund Operating Expenses...       0.92%       0.92%       0.99%       0.99%

-----------------------------

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                                 BASED ON
                                                                 PRO FORMA
                                                          EXPENSES FOR THE FISCAL
                                                            YEAR ENDED 6/30/95
                                           BASED ON       (ASSUMING THE PROPOSED
                                        ACTUAL EXPENSES        NEW ADVISORY
                                        INCURRED DURING      ARRANGEMENTS HAD
                                        THE FISCAL YEAR       BEEN IN EFFECT
                                         ENDED 6/30/95         SINCE 7/1/94)
                                        ----------------  ------------------------
                                         CLASS    CLASS      CLASS        CLASS
                                           A        B          A            B
                                        -------  -------  -----------  -----------
1 year................................. $     9  $     9  $        10  $        10
3 years................................ $    29  $    29  $        32  $        32
5 years................................ $    51  $    51  $        55  $        55
10 years ..............................    $113     $113         $121         $121

              NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

                                                              SHAREHOLDER
                                                              TRANSACTION
                                                               EXPENSES
                                                        -----------------------
                                                        CLASS A CLASS B
                                                        ------- -------
 Maximum Initial Sales Charge imposed on a purchase (as
  a percentage of offering price)(1)(2)................  4.25%   None
 Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or redemption
  proceeds, as applicable).............................    (3)   4.00%

-----------------------------
(1) Reduced Class A sales charges apply in some cases.
(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases of Class A shares greater than $1,000,000 redeemed within approximately one year after purchase.

                                           ANNUAL FUND OPERATING EXPENSES
                                           (AS A PERCENTAGE OF AVERAGE NET
                                                    ASSETS DURING
                                             THE YEAR ENDED DECEMBER 31,
                                                        1994)
                                           -----------------------------------
                                                                PRO FORMA
                                                              (ASSUMING THE
                                                                PROPOSED
                                                              NEW ADVISORY
                                                              ARRANGEMENTS
                                                                HAD BEEN
                                                                IN EFFECT
                                               ACTUAL         SINCE 1/1/94)
                                           ----------------  -----------------
                                            CLASS    CLASS    CLASS     CLASS
EXPENSE TYPE                                  A        B        A         B
------------                               -------  -------  -------   -------
Advisory Fees.............................   0.19%*   0.19%*   0.16%**   0.16%**
12b-1 Fees................................   0.35%    1.00%    0.35%     1.00%
Other Expenses............................   0.31%    0.31%    0.34%     0.34%
Total Fund Operating Expenses.............   0.85%*   1.50%*   0.85%**   1.50%**

-----------------------------

* After voluntary fee waiver by the Fund's adviser. Without the voluntary fee waiver, Advisory Fees would be 0.58% and Total Fund Operating Expenses would be 1.24% for Class A shares and 1.89% for Class B shares. This voluntary fee waiver can be terminated at any time by the Fund's adviser.

** After voluntary fee waiver by the Fund's adviser. Without the voluntary fee waiver, Advisory Fees would be 0.58% and Total Fund Operating Expenses would be 1.27% for Class A shares and 1.92% for Class B shares. This voluntary fee waiver can be terminated at any time by the Fund's adviser.

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example (which give effect to the voluntary fee waiver described in the footnotes to the preceding table) should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                   BASED ON PRO FORMA EXPENSES
                                                   FOR THE YEAR ENDED 12/31/94
                        BASED ON ACTUAL EXPENSES   (ASSUMING THE PROPOSED NEW
                            INCURRED DURING         ADVISORY ARRANGEMENTS HAD
                        THE YEAR ENDED 12/31/94   BEEN IN EFFECT SINCE 1/1/94)
                       -------------------------- -----------------------------
                        CLASS    CLASS    CLASS     CLASS     CLASS     CLASS
                          A        B       B(1)       A         B       B(1)
                       -------- -------- -------- --------- --------- ---------
1 year................ $     51 $     55 $     15 $      51 $      55 $      15
3 years............... $     68 $     77 $     47 $      68 $      77 $      47
5 years............... $     88 $     92 $     82 $      88 $      92 $      82
10 years(2) .......... $    143 $    161 $    161 $     143 $     161 $     161

-----------------------------

(1) Assumes no redemption.

(2) Class B shares automatically convert to Class A shares eight years after purchase; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

                NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST

                                                        SHAREHOLDER
                                                        TRANSACTION
                                                         EXPENSES
                                                      -----------------
                                                      CLASS A   CLASS B
                                                      -------   -------
 Maximum Initial Sales Charge imposed on a purchase
  (as a percentage of offering price)(1).............  None      None
 Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or redemption
  proceeds, as applicable)...........................  None(1)   None(1)

-----------------------------

(1) Shares of each Class are sold without any sales charge. However, Class A and B shares may be subject to a contingent deferred sales charge if the shares were purchased by exchange from another of the Funds.

                                             ANNUAL FUND OPERATING
                                                   EXPENSES
                                              (AS A PERCENTAGE OF
                                           AVERAGE NET ASSETS DURING
                                             THE FISCAL YEAR ENDED
                                                JUNE 30, 1995)
                                           ---------------------------------
                                                             PRO FORMA
                                                           (ASSUMING THE
                                                             PROPOSED
                                                           NEW ADVISORY
                                                           ARRANGEMENTS
                                                             HAD BEEN
                                                             IN EFFECT
                                             ACTUAL        SINCE 7/1/94)
                                           -------------   -----------------
                                           CLASS   CLASS   CLASS      CLASS
EXPENSE TYPE                                 A       B       A          B
------------                               -----   -----   ------     ------
Advisory Fees............................. 0.12%*  0.12%*    0.06%**    0.06%**
12b-1 Fees................................ None    None      None       None
Other Expenses............................ 0.44%   0.44%     0.50%      0.50%
Total Fund Operating Expenses............. 0.56%*  0.56%*    0.56%**    0.56%**

-----------------------------

* Back Bay Advisors has voluntarily agreed to reduce its advisory fee and, if necessary, to assume expenses of the Fund in order to limit those expenses for the Class A and B shares to an annual rate of 0.5625% of the Fund's average daily net assets. Without this voluntary expense limitation for the Class A and B shares, Advisory Fees would be 0.40% and Total Fund Operating Expenses would be 0.85%. This voluntary expense limitation may be terminated by Back Bay Advisors at any time.

** Back Bay Advisors has voluntarily agreed to reduce its advisory fee and, if necessary, to assume expenses of the Fund in order to limit those expenses for the Class A and B shares to an annual rate of 0.5625% of the Fund's average daily net assets. Without this voluntary expense limitation for the Class A and B shares, Advisory Fees would be 0.40% and Total Fund Operating Expenses would be 0.91%. This voluntary expense limitation may be terminated by Back Bay Advisors at any time.

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example (which give effect to the voluntary limitation described in the footnotes to the preceding table) should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                      BASED ON PRO FORMA
                               BASED ON ACTUAL      EXPENSES FOR THE FISCAL
                                   EXPENSES            YEAR ENDED 6/30/95
                               INCURRED DURING    (ASSUMING THE PROPOSED NEW
                               THE FISCAL YEAR     ADVISORY ARRANGEMENTS HAD
                                ENDED 6/30/95    BEEN IN EFFECT SINCE 7/1/94)
                               ----------------  ----------------------------
                                CLASS    CLASS       CLASS           CLASS
                                  A        B           A               B
                               -------  -------  --------------  --------------
1 year........................  $     6  $     6  $            6  $            6
3 years.......................      $18      $18             $18             $18
5 years.......................      $31      $31             $31             $31
10 years .....................      $70      $70             $70             $70

-----------------------------

                       NEW ENGLAND HIGH INCOME FUND

                                                              SHAREHOLDER
                                                              TRANSACTION
                                                               EXPENSES
                                                        -----------------------
                                                        CLASS A         CLASS B
                                                        -------         -------
 Maximum Initial Sales Charge imposed on a purchase (as
  a percentage of offering price)(1)(2)................  4.50%           None
 Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or redemption
  proceeds, as applicable).............................    (3)             4.00%

-----------------------------
(1) Reduced Class A sales charges apply in some cases.
(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases of Class A shares greater than $1,000,000 redeemed within approximately one year after purchase.

                                                   ANNUAL FUND OPERATING
                                                         EXPENSES
                                                    (AS A PERCENTAGE OF
                                                 AVERAGE NET ASSETS DURING
                                                            THE
                                                  YEAR ENDED DECEMBER 31,
                                                           1994)
                                                 -----------------------------
                                                                 PRO FORMA
                                                               (ASSUMING THE
                                                                 PROPOSED
                                                               NEW ADVISORY
                                                               ARRANGEMENTS
                                                                 HAD BEEN
                                                                 IN EFFECT
                                                   ACTUAL      SINCE 1/1/94)
                                                 ------------  ---------------
                                                 CLASS  CLASS  CLASS    CLASS
EXPENSE TYPE                                       A      B      A        B
------------                                     -----  -----  ------   ------
Advisory Fees................................... 0.52%* 0.52%*  0.41%**  0.41%**
12b-1 Fees...................................... 0.35%  1.00%   0.35%    1.00%
Other Expenses.................................. 0.73%  0.73%   0.84%    0.84%
Total Fund Operating Expenses................... 1.60%* 2.25%*  1.60%**  2.25%**

-----------------------------

* After voluntary fee waiver by the Fund's adviser. Without the voluntary limitation, Advisory Fees would be 0.75% and Total Fund Operating Expenses would be 1.83% for Class A shares and 2.48% for Class B shares. This voluntary limitation can be terminated at any time by the Fund's adviser.


** After voluntary fee waiver by the Fund's adviser. Without the voluntary limitation, Advisory Fees would be 0.75% and Total Fund Operating Expenses would be 1.94% for Class A shares and 2.59% for Class B shares. This voluntary limitation can be terminated at any time by the Fund's adviser.


  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example (which give effect to the voluntary limitation described in the footnotes to the preceding table) should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                      BASED ON PRO FORMA EXPENSES
                                                      FOR THE YEAR ENDED 12/31/94
                        BASED ON ACTUAL EXPENSES      (ASSUMING THE PROPOSED NEW
                            INCURRED DURING            ADVISORY ARRANGEMENTS HAD
                        THE YEAR ENDED 12/31/94      BEEN IN EFFECT SINCE 1/1/94)
                       ----------------------------  -------------------------------
                        CLASS     CLASS     CLASS      CLASS      CLASS      CLASS
                          A         B        B(1)        A          B        B(1)
                       --------  --------  --------  ---------  ---------  ---------
1 year................ $     61  $     63  $     23  $      61  $      63  $      23
3 years............... $     93  $    100  $     70  $      93  $     100  $      70
5 years............... $    128      $130  $    120       $128       $130       $120
10 years(2) ..........     $226      $242      $242       $226       $242       $242

-----------------------------

(1) Assumes no redemption.

(2) Class B shares automatically convert to Class A eight years after purchase; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

              NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                                       SHAREHOLDER TRANSACTION EXPENSES
                                      -------------------------------------------
                                      CLASS A     CLASS B     CLASS C    CLASS Y
                                      --------    --------    --------   --------
 Maximum Initial Sales Charge imposed
  on a purchase (as a percentage of
  offering price)(1)(2)..............      3.00%       None        None       None
 Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)...........       (3)        4.00%       None       None

-----------------------------
(1) Reduced Class A sales charges apply in some cases.
(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases of Class A shares greater than $1,000,000 redeemed within approximately one year after purchase.

                                         ANNUAL FUND OPERATING EXPENSES
                                  (AS A PERCENTAGE OF AVERAGE NET ASSETS DURING
                                        THE YEAR ENDED DECEMBER 31, 1994)
                                 -----------------------------------------------
                                                                PRO FORMA
                                                              (ASSUMING THE
                                                          PROPOSED NEW ADVISORY
                                                              ARRANGEMENTS
                                                                HAD BEEN
                                                                IN EFFECT
                                         ACTUAL               SINCE 1/1/94)
                                 ----------------------- -----------------------
                                 CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS
EXPENSE TYPE                       A     B     C     Y     A     B     C     Y
------------                     ----- ----- ----- ----- ----- ----- ----- -----
Advisory Fees................... 0.63% 0.63% 0.63% 0.63% 0.63% 0.63% 0.63% 0.63%
12b-1 Fees...................... 0.35% 1.00% 1.00% 0.00% 0.35% 1.00% 1.00% 0.00%
Other Expenses.................. 0.20% 0.20% 0.20% 0.20% 0.21% 0.21% 0.21% 0.21%
Total Fund Operating Expenses... 1.18% 1.83% 1.83% 0.83% 1.19% 1.84% 1.84% 0.84%

-----------------------------

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                   BASED ON PRO FORMA EXPENSES
                                                   FOR THE YEAR ENDED 12/31/94
                      BASED ON ACTUAL EXPENSES     (ASSUMING THE PROPOSED NEW
                           INCURRED DURING          ADVISORY ARRANGEMENTS HAD
                       THE YEAR ENDED 12/31/94    BEEN IN EFFECT SINCE 1/1/94)
                    ----------------------------- -----------------------------
                    CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS
                      A     B   B(1)    C     Y     A     B   B(1)    C     Y
                    ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
1 year............. $ 42  $ 59  $ 19  $ 19  $  8  $ 42  $ 59  $ 19  $ 19  $  9
3 years............ $ 66  $ 88  $ 58  $ 58  $ 26  $ 67  $ 88  $ 58  $ 58  $ 27
5 years............ $ 93  $109  $ 99  $ 99  $ 46  $ 94  $110  $100  $100  $ 47
10 years(2) ....... $169  $198  $198  $215  $103  $170  $199  $199  $216  $104

-----------------------------

(1) Assumes no redemption.

(2) Class B shares automatically convert to Class A eight years after purchase; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

                                                                  SHAREHOLDER
                                                                  TRANSACTION
                                                                   EXPENSES
                                                                ---------------
                                                                CLASS A CLASS B
                                                                ------- -------
 Maximum Initial Sales Charge imposed on a purchase (as a
  percentage of offering price)(1)(2)..........................  2.50%   None
 Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)..................................................   (3)    4.00%

-----------------------------
(1) Reduced Class A sales charges apply in some cases.
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases of Class A shares greater than $1,000,000 redeemed within approximately one year after purchase.

                                                   ANNUAL FUND OPERATING
                                                         EXPENSES
                                                    (AS A PERCENTAGE OF
                                                 AVERAGE NET ASSETS DURING
                                                  THE YEAR ENDED DECEMBER
                                                         31, 1994)
                                                 -----------------------------
                                                                 PRO FORMA
                                                               (ASSUMING THE
                                                                 PROPOSED
                                                               NEW ADVISORY
                                                               ARRANGEMENTS
                                                                 HAD BEEN
                                                                 IN EFFECT
                                                   ACTUAL      SINCE 1/1/94)
                                                 ------------  ---------------
                                                 CLASS  CLASS  CLASS    CLASS
EXPENSE TYPE                                       A      B      A        B
------------                                     -----  -----  ------   ------
Advisory Fees................................... 0.00%* 0.00%*  0.00%**  0.00%**
12b-1 Fees...................................... 0.25%  1.00%   0.25%    1.00%
Administrative Services Fees.................... 0.00%* 0.00%* None     None
Other Expenses.................................. 0.45%* 0.45%*  0.45%**  0.45%**
Total Fund Operating Expenses................... 0.70%* 1.45%*  0.70%**  1.45%**

-----------------------------

* After voluntary fee waiver and expense reduction by the Fund's adviser and/or the Distributor. Without the voluntary limitations, Advisory Fees, Administrative Services Fees and Other Expenses would be 0.40%, 0.12% and 1.02%, respectively, and Total Fund Operating Expenses would be 1.79% for Class A shares and 2.54% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser or the Distributor at any time.

** After voluntary fee waiver and expense reduction by the Fund's adviser and/or the Distributor. Without the voluntary limitations, Advisory Fees and Other Expenses would be 0.52% and 1.21%, respectively, and Total Fund Operating Expenses would be 1.98% for Class A shares and 2.73% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser or the Distributor at any time.

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example (which give effect to the voluntary limitations described in the footnotes to the preceding table) should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                      BASED ON PRO FORMA EXPENSES
                                                      FOR THE YEAR ENDED 12/31/94
                        BASED ON ACTUAL EXPENSES      (ASSUMING THE PROPOSED NEW
                            INCURRED DURING            ADVISORY ARRANGEMENTS HAD
                        THE YEAR ENDED 12/31/94      BEEN IN EFFECT SINCE 1/1/94)
                       ----------------------------  -------------------------------
                        CLASS     CLASS     CLASS      CLASS      CLASS      CLASS
                          A         B        B(1)        A          B        B(1)
                       --------  --------  --------  ---------  ---------  ---------
1 year................ $     32  $     55  $     15  $      32  $      55  $      15
3 years............... $     47  $     76  $     46  $      47  $      76  $      46
5 years............... $     63  $     89  $     79  $      63  $      89  $      79
10 years(2) ..........     $110      $153      $153       $110       $153       $153

-----------------------------

(1) Assumes no redemption.

(2) Class B shares automatically convert to Class A eight years after purchase; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

           NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

                                                                  SHAREHOLDER
                                                                  TRANSACTION
                                                                   EXPENSES
                                                                ---------------
                                                                CLASS A CLASS B
                                                                ------- -------
 Maximum Initial Sales Charge imposed on a purchase (as a
  percentage of offering price)(1)(2)..........................  2.50%   None
 Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)..................................................   (3)    4.00%

-----------------------------
(1) Reduced Class A sales charges apply in some cases.
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases of Class A shares greater than $1,000,000 redeemed within approximately one year after purchase.

                                             ANNUAL FUND OPERATING
                                                   EXPENSES
                                              (AS A PERCENTAGE OF
                                           AVERAGE NET ASSETS DURING
                                            THE YEAR ENDED DECEMBER
                                                   31, 1994)
                                           ---------------------------------
                                                             PRO FORMA
                                                           (ASSUMING THE
                                                             PROPOSED
                                                           NEW ADVISORY
                                                           ARRANGEMENTS
                                                             HAD BEEN
                                                             IN EFFECT
                                             ACTUAL        SINCE 1/1/94)
                                           -------------   -----------------
                                           CLASS   CLASS   CLASS      CLASS
EXPENSE TYPE                                 A       B       A          B
------------                               -----   -----   ------     ------
Advisory Fees............................. 0.00%*  0.00%*    0.00%**    0.00%**
12b-1 Fees................................ 0.25%   1.00%     0.25%      1.00%
Administrative Services Fees.............. 0.00%*  0.00%*    None       None
Other Expenses............................ 0.45%*  0.45%*    0.45%**    0.45%**
Total Fund Operating Expenses............. 0.70%*  1.45%*    0.70%**    1.45%**

-----------------------------

 * After voluntary fee waiver and expense reduction by the Fund's adviser and/or the Distributor. Without the voluntary limitations, Advisory Fees, Administrative Services Fees and Other Expenses would be 0.40%, 0.13% and 0.55%, respectively and Total Fund Operating Expenses would be 1.33% for Class A shares and 2.08% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser or the Distributor at any time.

** After voluntary fee waiver and expense reduction by the Fund's adviser and/or the Distributor. Without the voluntary limitations, Advisory Fees and Other Expenses would be 0.53% and 0.65%, respectively, and Total Fund Operating Expenses would be 1.43% for Class A shares and 2.18% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser or the Distributor at any time.

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example (which give effect to the voluntary limitations described in the footnotes to the preceding table) should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                                 BASED ON PRO
                                                                FORMA EXPENSES
                                                                 FOR THE YEAR
                                                                ENDED 12/31/94
                                                                 (ASSUMING THE
                                                                 PROPOSED NEW
                                              BASED ON ACTUAL      ADVISORY
                                             EXPENSES INCURRED ARRANGEMENTS HAD
                                              DURING THE YEAR   BEEN IN EFFECT
                                              ENDED 12/31/94     SINCE 1/1/94)
                                             ----------------- -----------------
                                             CLASS CLASS CLASS CLASS CLASS CLASS
                                               A     B   B(1)    A     B   B(1)
                                             ----- ----- ----- ----- ----- -----
1 year...................................... $ 32  $ 55  $ 15  $ 32  $ 55  $ 15
3 years..................................... $ 47  $ 76  $ 46  $ 47  $ 76  $ 46
5 years..................................... $ 63  $ 89  $ 79  $ 63  $ 89  $ 79
10 years(2)................................. $110  $153  $153  $110  $153  $153

-----------------------------

(1) Assumes no redemption.

(2) Class B shares automatically convert to Class A eight years after purchase; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

                                                                APPENDIX B

  The following table summarizes the maximum transaction costs from investing in New England International Equity Fund and the annual expenses borne by the Fund's Class Y Shares in the fiscal year ended December 31, 1994, as well as such annual expenses assuming the new Advisory Agreement that is the subject of Proposal 4 had been in effect beginning January 1, 1994.

                                               SHAREHOLDER TRANSACTION EXPENSES
                                               --------------------------------
                                                           CLASS Y
                                               --------------------------------
 Maximum Initial Sales Charge imposed on a
  purchase (as a percentage of offering
  price)......................................               None
 Maximum Contingent Deferred Sales Charges (as
  a percentage of original purchase price or
  redemption proceeds, as applicable).........               None

                                 ANNUAL FUND OPERATING EXPENSES
                                   (AS A PERCENTAGE OF AVERAGE
                                NET ASSETS DURING THE YEAR ENDED
                                       DECEMBER 31, 1994)
                                --------------------------------------------
                                                            PRO FORMA
                                                          (ASSUMING THE
                                                      PROPOSED NEW ADVISORY
                                                          ARRANGEMENTS
                                                            HAD BEEN
                                                            IN EFFECT
                                 ACTUAL                   SINCE 1/1/94)
                                ----------------     -----------------------
EXPENSE TYPE                     CLASS Y                     CLASS Y
------------                    ----------------     -----------------------
Advisory Fees.................               0.75%*                      0.80%**
12b-1 Fees....................               None                        None
Administrative Services Fees..               0.05%                       None
Other Expenses................               0.20%                       0.20%
Total Fund Operating Expenses.               1.00%*                      1.00%**

-----------------------------

* After voluntary fee waiver and expense reduction by the Fund's adviser and/or the Distributor. Without the voluntary limitations, Advisory Fees and Total Fund Operating Expenses would be 0.80% and 1.05%, respectively. These voluntary limitations can be terminated by the Fund's adviser or the Distributor at any time.

** After voluntary fee waiver and expense reduction by the Fund's adviser and/or the Distributor. Without the voluntary limitations, Advisory Fees and Total Fund Operating Expenses would be 0.90% and 1.10%, respectively. These voluntary limitations can be terminated by the Fund's adviser or the Distributor at any time.

  EXAMPLE. A $1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example (which give effect to the voluntary limitations described in the footnotes to the preceding table) should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                    BASED ON PRO FORMA EXPENSES
                                                    FOR THE YEAR ENDED 12/31/94
                           BASED ON ACTUAL EXPENSES  (ASSUMING THE PROPOSED NEW
                               INCURRED DURING       ADVISORY ARRANGEMENTS HAD
                           THE YEAR ENDED 12/31/94  BEEN IN EFFECT SINCE 1/1/94)
                           ------------------------ ----------------------------
                                   CLASS Y                    CLASS Y
                           ------------------------ ----------------------------
1 year....................           $10                        $10
3 years...................            32                         32
5 years...................            55                         55
10 years .................           122                        122

                                                                 FI 62-1195

        [BACK OF PROXY CARD FOR NEW ENGLAND INTERNATIONAL EQUITY FUND]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposals below:


1. Proposal to approve new investment advisory arrangements with respect to the Fund to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger. See page 5 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]

4. Proposal to approve a new Advisory Agreement with respect to the Fund between the Fund and New England Funds Management, L.P. ("NEFM"). See page 7 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]

5. Proposal to approve a related Sub-Advisory Agreement relating to the Fund between NEFM and Draycott Partners, Ltd. ("Draycott"), the Fund's current investment adviser, to be effective upon the sale of Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings") See page 7 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]

6. Proposal to approve a new Sub-Advisory Agreement relating to the Fund between NEFM and Draycott to be effective upon the acquisition of the business of Cursitor Holdings and Cursitor Eaton Asset Management Company by Alliance Capital Management L.P. See Page 7 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]

Please be sure to sign and date this Proxy.     Date



Shareholder sign here                   Co-owner sign here

               [BACK OF PROXY CARD FOR NEW ENGLAND GROWTH FUND]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposals below:


1. Proposal to approve new investment advisory arrangements with respect to the Fund to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger. See page 5 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]

7. Proposal to approve authorization to issue multiple classes of shares of the Fund. See page 8 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]      [ ]           [ ]



Please be sure to sign and date this Proxy.     Date
                                                    ---------


Shareholder sign here                   Co-owner sign here

             [BACK OF PROXY CARD FOR NEW ENGLAND BOND INCOME FUND
                       AND NEW ENGLAND HIGH INCOME FUND]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposals below:


1. Proposal to approve new investment advisory arrangement with respect to the Fund to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger. See page 5 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]

2. Proposal to approve the new Advisory Agreement relating to the Fund between the Fund and New England Funds Management, L.P. ("NEFM"). See page 6 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]      [ ]           [ ]

3. Proposal to approve a related Sub-Advisory Agreement relating to the Fund between NEFM and the Fund's current investment adviser, Back Bay Advisors, L.P. See page 6 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]      [ ]           [ ]

8. Proposal to approve changes in the Fund's fundamental investment restrictions, in order to permit the Fund to engage in transactions in options and futures contracts (and, in the case of New England Bond Income Fund only, currency forward contracts). See page 8 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]      [ ]           [ ]


Please be sure to sign and date this Proxy.     Date



Shareholder sign here                   Co-owner sign here

    [BACK OF PROXY CARD FOR NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposals below:


1. Proposal to approve new investment advisory arrangements with respect to the Fund to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger.

                For     Against     Abstain
                [ ]       [ ]         [ ]

2. Proposal to approve the new Advisory Agreement relating to the Fund between the Fund and New England Funds Management, L.P. ("NEFM").

               For     Against      Abstain
               [ ]      [ ]           [ ]

3. Proposal to approve related Sub-Advisory Agreement relating to the Fund between NEFM and the Fund's current investment adviser, Back Bay Advisors, L.P.

               For     Against      Abstain
               [ ]      [ ]           [ ]

8. Proposal to approve changes in the Fund's fundamental investment restrictions, in order to permit the Fund to engage in transactions in options and futures contracts.

               For     Against      Abstain
               [ ]      [ ]           [ ]

9. Proposal to approve a change in the Fund's fundamental investment policies. In order to permit the Fund, under normal market conditions, to invest up to 20% of its net assets in securities that produce income that is subject to the regular federal income tax, the Massachusetts personal income tax or the federal alternative minimum tax.

               For     Against      Abstain
               [ ]      [ ]           [ ]

Please be sure to sign and date this Proxy.     Date



Shareholder sign here                   Co-owner sign here

          [BACK OF PROXY CARD FOR NEW ENGLAND TAX EXEMPT INCOME FUND]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposals below:


1. Proposal to approve new investment advisory arrangements with respect to the Fund to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger. See page 5 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]

2. Proposal to approve the new Advisory Agreement relating to the Fund between the Fund and New England Funds Management, L.P. ("NEFM"). See page 6 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]      [ ]           [ ]

3. Proposal to approve related Sub-Advisory Agreement relating to the Fund between NEFM and the Fund's current investment adviser, Back Bay Advisors, L.P. See page 6 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]      [ ]           [ ]

10. Proposal to approve the elimination of the Fund's fundamental investment policy that requires that it normally invest at least 80% of its net assets in tax exempt bonds the income from which is not subject to the federal alternative minimum tax. See page 9 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]      [ ]           [ ]



Please be sure to sign and date this Proxy.     Date



Shareholder sign here                   Co-owner sign here

  [BACK OF PROXY CARD FOR ALL FUNDS EXCEPT NEW ENGLAND STRATEGIC INCOME FUND, NEW ENGLAND INTERNATIONAL EQUITY FUND, NEW ENGLAND GROWTH FUND, NEW ENGLAND
 BOND INCOME FUND, NEW ENGLAND HIGH INCOME FUND, NEW ENGLAND MASSACHUSETTS TAX
           FREE INCOME FUND AND NEW ENGLAND TAX EXEMPT INCOME FUND]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposals below:


1. Proposal to approve new investment advisory arrangements with respect to the Fund to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger. See page 5 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]

2. Proposal to approve the new Advisory Agreement relating to the Fund between the Fund and New England Funds Management, L.P. ("NEFM"). See page 6 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]       [ ]          [ ]

3. Proposal to approve related Sub-Advisory Agreement relating to the Fund between NEFM and the Fund's current investment adviser (in the case of New England Growth Opportunities Fund, between NEFM and the Fund's current sub-adviser, and in the case of New England Star Advisers Fund, separate Sub-Advisory Agreements between NEFM and the Fund's four current sub-advisers). See page 6 of the enclosed Proxy Statement.

               For     Against      Abstain
               [ ]       [ ]          [ ]



Please be sure to sign and date this Proxy.     Date



Shareholder sign here                   Co-owner sign here

                   [LOGO OF NEW ENGLAND FUNDS APPEARS HERE]

                               NEW ENGLAND FUNDS

                         Where The Best Minds Meet(TM)

--------------------------------------------------------------------------------

                                  IMPORTANT
                                    NOTICE

                            FOR NEW ENGLAND FUNDS
                                 SHAREHOLDERS

                [LETTERHEAD OF NEW ENGLAND FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

November 20, 1995


Dear New England Funds Shareholder:

     The enclosed Proxy Statement describes a number of important proposals for which we request your supporting vote. To save printing and administrative expenses, we have created a single Proxy Statement encompassing all proposals. Some of the proposals may not apply to your particular New England Funds account. To help identify the specific issues that affect your Fund(s), please refer to your proxy ballot or to page 4 of the Proxy Statement.

     If you own more than one New England Fund, we have consolidated your ballots and included them with your Proxy Statement. Please be sure to complete ALL your proxy ballot(s) and return them by December 1, 1995, in the postage paid envelope provided.

     Because the Proxy Statement is complex, we've included a Question and Answer section, starting on the next page to help you understand why we need your votes on the various issues discussed in the Proxy Statement.

     Your vote is extremely important, no matter how many shares you own. You may receive a call from D.F. King, a proxy solicitation firm, to remind you to return your proxy ballot(s). Voting promptly is important; it will reduce the need to send you another proxy package or to contact you by phone. If we do not receive enough votes, we will need to resolicit shareholders.

     The Board of Trustees has reviewed and unanimously approved ALL the proposals and recommends that you vote in favor of each proposed change. We also encourage you to vote in favor of the proposals and ask you once again to please vote promptly.

     Thanks for your cooperation in voting on these very important proposals. Should you have any questions, please call 800-225-5478 to speak with an Investor Service and Marketing Representative who will be happy to answer your questions.

Sincerely,

/s/ Henry L.P. Schmelzer                      /s/ Peter S. Voss
Henry L.P. Schmelzer                          Peter S. Voss
President                                     Chairman of the Board and
                                              Chief Executive Officer

                   QUESTIONS AND ANSWERS ABOUT THE PROPOSALS


The enclosed Proxy Statement contains detailed information about a number of important proposals affecting the New England Funds. We realize that the Proxy Statement is a lengthy and complex document. You might find it helpful to review these "Questions and Answers" before turning to the Proxy Statement.

 ................................................................................

PROPOSAL 1
The New England/Metropolitan Life Merger Proposal
--------------------------------------------------------------------------------

[Q]  What is this proposal about?

[A] We are asking you to approve new investment advisory arrangements for your Fund, in connection with the merger of The New England into Metroplitan Life, both mutual insurance companies. Metropolitan Life is currently the second largest life insurance company in the United States, measured by assets.

[Q] Should I expect changes in my New England Fund(s) as a result of the merger?

[A] No. There will not be any changes to the management of your Fund(s), investment objectives or fees. You will still own the same number of shares in the same Fund(s).

[Q] Why am I being asked to vote on the proposed merger if it does not directly affect my New England Fund?

[A] The Investment Company Act of 1940, the basic law governing the mutual fund industry, requires a shareholder vote whenever there is a change in control of the firms that serve as advisers or subadvisers of the Funds.

PROPOSALS 2 AND 3
Restructuring of Management Arrangements
--------------------------------------------------------------------------------

[Q]  What is the purpose of these Proposals?

[A] Many mutual fund families employ a single investment firm to manage all of their funds. One of the strengths of New England Funds is that the 20 Funds are managed by 8 different firms that have been selected for their special abilities to manage particular Funds' portfolios.

     The Trustees of the Funds have determined that it would be beneficial to appoint a single firm, New England Funds Management, to oversee the operations for most of the Funds, as conducted by the Funds' different investment firms. New England Funds Management already provides this oversight function for three of the Funds.

[Q] Will the restructuring mean a change in the portfolio managers or investment approach of my Fund?

[A] No. The same portfolio managers will continue to have the same day-to-day portfolio management responsibilities as they have now. Also, the restructuring will not change the investment objectives, policies or strategies of any Fund.

[Q]  Will the restructuring of the advisers increase the fees paid by my Fund?

[A] Under the restructuring, each Fund will pay New England Funds Management the same fee rate schedule as the Fund now pays for advisory and administrative services. New England Funds Management will share a portion of this fee with the Fund's current investment management firm. For several of the Funds, however, the restructuring will result in the Funds paying some administrative costs that they now do not pay. These costs are explained in Part III of the Proxy Statement and Appendix A to the Proxy Statement.

PROPOSALS 4, 5 AND 6
New Advisory Arrangements for
New England International Equity Fund
--------------------------------------------------------------------------------

[Q]  What new arrangements are being proposed?

[A] New England International Equity Fund's investment adviser, Draycott Partners, is currently owned by New England Investment Companies (NEIC). NEIC has agreed to sell Draycott Partners to a London-based money management firm, Cursitor Holdings; New England Funds Management would then become the Fund's adviser, and Draycott Partners would become subadviser and would continue to be responsible for the Fund's day-to-day portfolio management, under the oversight of New England Funds Management. Proposals 4 and 5 relate to these new arrangements with New England Funds Management and Draycott.

     After Cursitor Holdings becomes the owner of Draycott, Cursitor Holdings and a related company plan to enter into a transaction with another money management firm, Alliance Capital Management, L.P. This transaction will cause a change in the ownership and control of Draycott. As with the Metropolitan Life continued on page 4

(continued from page 3)

     merger, this change of control requires a vote of the Fund's shareholders in order for Draycott to continue to provide investment management services to the Fund. Proposal 6 relates to this change in control of Draycott.

[Q]  Will these proposals change the Fund's investment approach?

[A] No. The Fund's portfolio will still be managed by the same investment team at Draycott. This team has been in place since the Fund's inception in 1992. The Fund's investment objective, policies and approach will remain the same.

PROPOSAL 7
Authorization of Multiple Classes for
New England Growth Fund
--------------------------------------------------------------------------------
[Q]  What is this proposal about?

[A] Except for the Growth Fund, all of the New England Funds currently issue two or more different classes of shares with different kinds of shareholder servicing and sales arrangements. (For example, investors in the other Funds have a choice between Class A shares, with a traditional "front-end" sales charge and lower ongoing fees, and Class B shares, with a contingent deferred sales charge that disappears after five years and higher ongoing fees. Other classes are available in some cases.) This proposal would permit the Growth Fund to do the same.

[Q]  Will this proposal change the expenses on my investment in the Growth Fund?

[A] No. The proposal would not have any effect on the expense arrangements for current investors in the Fund. The proposal would simply permit the Fund's Trustees to create new classes of shares in the future.

PROPOSAL 8
Changes in Investment Restrictions of
New England Bond Income, High Income
and Massachusetts Tax Free Income Funds
--------------------------------------------------------------------------------
[Q]  What changes are proposed?

[A] The proposal would allow these three Funds to engage in transactions in options and futures. Also, the Bond Income Fund would be permitted to enter into currency forward contracts. These changes were recommended by the Funds' investment adviser, Back Bay Advisors, and have been approved by the Funds' Trustees.

[Q]  Can other similar mutual funds engage in these transactions?

[A] Yes. Many other bond funds (including other New England bond funds) can engage in options and futures transactions. Also, many funds that, like the Bond Income Fund, invest in foreign securities can engage in related transactions in currency forward contracts. Back Bay Advisors has extensive experience in using these investment techniques for other New England Funds and other accounts it manages. Part VI(A) of the Proxy Statement contains information about these techniques.

PROPOSAL 9
Change in Investment Policies Relating to
New England Massachusetts Tax Free Income Fund
--------------------------------------------------------------------------------
[Q]  What changes are proposed?

[A] The Fund's current policies provide that at least 90% of the Fund's income distributions will normally be exempt from regular federal income tax, Massachusetts personal income tax and the federal alternative minimum tax. The proposal is to replace this policy with a policy that the Fund will normally invest at least 80% of its assets in investments that produce income that is not subject to these taxes. The Fund's adviser believes this change could enhance the Fund's ability to achieve a higher yield. However, the change could also result in more of the Fund's distributions to shareholders being subject to taxes.

PROPOSAL 10
Elimination of Fundamental Policy of
New England Tax Exempt Income Fund
--------------------------------------------------------------------------------
[Q]  What policy is proposed to be eliminated?

[A] The Fund currently has a policy requiring that at least 80% of its net assets will normally be invested in tax exempt bonds that produce income that is not subject to the federal alternative minimum tax. This is a "fundamental" policy that can be changed only by a vote of the Fund's shareholders.
                                                             continued on page 5

PROPOSAL 10
Elimination of Fundamental Policy of
New England Tax Exempt Income Fund
(continued from page 3)
--------------------------------------------------------------------------------

[Q]  What is the effect of eliminating this policy?

[A] The Trustee plan to replace the policy with a new policy under which at least 80% of the Fund's net assets would normally be invested in tax-exempt bonds, with no limit on the amount that could be invested in bonds producing income subject to the federal alternative minimum tax. This new policy would not be "fundamental" and could be changed by the Trustees without a shareholder vote. In connection with this change in policy, the Fund would change its name to "New England Municipal Income Fund." The Fund's adviser believes the change in policy could enhance the Fund's ability to achieve a higher yield. However, the change could also result in more of the Fund's distributions to shareholders being subject to the federal alternative minimum tax.

--------------------------------------------------------------------------------

[Q] Who is paying the cost of the shareholder meeting and this proxy solicitation?

[A] Nearly all of these costs are being paid by The New England, its affiliated companies or Metropolitan Life, and not by the Funds. The only exception is that the costs relating to proposals 7-10 are being paid by the Funds to which the proposals apply.

--------------------------------------------------------------------------------

                    [LETTERHEAD OF NEW ENGLAND ANNUITIES]


November 22, 1995

TO OWNERS OF PREFERENCE VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of certain New England Funds (the "Funds") will be held on December 29, 1995. At the Shareholders Meeting, New England Mutual Life Insurance Company ("The New England") will vote all shares of the Funds held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Funds deemed attributable to your Contract should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to Funds in which your contract value was invested on the record date for the Shareholders Meeting. The record date is October 31, 1995. If you give voting instructions on a proposal for which you are not eligible to vote, The New England will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Funds deemed attributable to your Contract will be voted by The New England in proportion to the voting instructions received from all other Preference Contractholders.

The enclosed Proxy Statement describes matters affecting the Funds as a result of The New England's agreement to merge with Metropolitan Life Insurance Company ("Metropolitan Life"). Upon consummation of the merger, the Account will become a separate account of Metropolitan Life. The Contracts issued by the Account will thereafter be deemed to be variable annuity contracts issued by Metropolitan Life, and the insurance obligations under the Contracts will be backed by the assets of Metropolitan Life. It is possible, however, that in light of the merger, the Contracts issued by the Account will be transferred to New England Variable Life Insurance Company ("NEVLICO") pursuant to a separate arrangement. NEVLICO is currently a subsidiary of The New England, but will become a subsidiary of Metropolitan Life as a consequence of the merger. If the Contracts are transferred to NEVLICO, your Contract will thereafter be deemed to be a variable annuity contract issued by NEVLICO, and the insurance obligations under your Contract will be backed by the assets of NEVLICO. In connection with any such transfer, you will receive more information about the transaction and how it affects your Contract. In either event, you will receive more information about the company assuming the insurance obligations under your Contract.

                                       New England Mutual Life Insurance Company

                     [LETTERHEAD OF NEW ENGLAND ANNUITIES]

November 22, 1995

TO OWNERS OF PREFERENCE VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of certain New England Funds (the "Funds") will be held on Friday, December 29, 1995. At the Shareholders Meeting, New England Mutual Life Insurance Company ("The New England") will vote all shares of the Funds held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Funds deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction
Form, shares of the Funds deemed attributable to your Contracts will be voted by The New England in proportion to the voting instructions received from all other Preference Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the annuitant entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have
   --
the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts you must return an INSTRUCTION FORM signed by you, the Contract Owner. If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company (617) 578-3566.

The enclosed Proxy Statement describes matters affecting the Fundss as a result of The New England's agreement to merge with Metropolitan Life Insurance Company ("Metropolitan Life"). Upon consummation of the merger, the Account wil1 become a separate account of Metropolitan Life. The Contracts issued by the Account will thereafter be deemed to be variable annuity contracts issued by Metropolitan Life, and the insurance obligations under the Contracts will be backed by the assets of Metropolitan Life. It is possible, however, that in light of the merger, the Contracts issued by the Account will be transferred to New England Variable Life Insurance Company ("NEVLICO") pursuant to a separate arrangement. NEVLICO is currently a subsidiary of The New England, but will become a subsidiary of Metropolitan Life as a consequence of the merger. If the Contracts are transferred to NEVLICO, your Contract will thereafter be deemed to be a variable annuity contract issued by NEVLICO, and the insurance obligations under your Contract will be backed by the assets of NEVLICO. In connection with any such transfer, you will receive more information about the transaction and how it affects your Contract. In either event, you will receive more information about the company assuming the insurance obligations under your Contract.

                      [FRONT OF PROXY CARD FOR ALL FUNDS]

                             YOUR VOTE IS NEEDED!

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Henry L.P. Schmelzer, Robert P. Connolly and Sheila M. Barry, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of New England Funds on December 28, 1995, at 11:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each proposal for which shareholders of your Fund are entitled to vote.

          [BACK OF PROXY CARD FOR NEW ENGLAND STRATEGIC INCOME FUND]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposal below:


1. Proposal to approve new investment advisory arrangements with respect to the Fund to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger. See page 5 of the enclosed Proxy Statement.

                For     Against     Abstain
                [ ]       [ ]         [ ]



Please be sure to sign and date this Proxy.     Date



Shareholder sign here                   Co-owner sign here